                            SCHEDULE 14A INFORMATION

                PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
                        SECURITIES EXCHANGE ACT OF 1934
                               (AMENDMENT NO.   )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to 240.14a-11(c) or 240.14a-12

                          DENSE-PAC MICROSYSTEMS, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

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     (2)  Aggregate number of securities to which transaction applies:

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     (3)  Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

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     (4)  Proposed maximum aggregate value of transaction:

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     (5)  Total fee paid:

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[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

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     (2)  Form, Schedule or Registration Statement No.:

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     (4)  Date Filed:

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

                          DENSE-PAC MICROSYSTEMS, INC.

                                7321 LINCOLN WAY
                         GARDEN GROVE, CALIFORNIA 92841



                                                                   JUNE 26, 2000



TO THE SHAREHOLDERS OF DENSE-PAC MICROSYSTEMS, INC.

     The Annual Meeting of Shareholders of Dense-Pac Microsystems, Inc. (the "Company") will be held at the Company's offices located at 7321 Lincoln Way, Garden Grove, California on August 10, 2000 at 10:00 a.m., California time.

     The Annual Report for the Fiscal Year ended February 29, 2000 is enclosed. At the stockholders' meeting, we will discuss in more detail the subjects covered in the Annual Report as well as other matters of interest to stockholders.

     The enclosed proxy statement explains the items of business to come formally before the Annual Meeting. As a stockholder, it is in your best interest to express your views regarding these matters by signing and returning your proxy. This will ensure the voting of your shares if you do not attend the Annual Meeting.

     Your vote is important regardless of the number of shares of the Company's Stock you own, and all stockholders are cordially invited to attend the Annual Meeting. To ensure your representation at the Annual Meeting, please mark, sign, date and mail the enclosed proxy card promptly in the return envelope provided, which requires no postage if mailed in the United States. The giving of a proxy will not affect your right to vote in person if you attend the Annual Meeting. Please note, however, that if a broker, bank or other nominee holds your shares of record and you wish to vote at the Annual Meeting, you must obtain from the record holder a proxy issued in your name.



                                            Sincerely yours,



                                            Richard J. Dadamo
                                            Chairman of the Board

                          DENSE-PAC MICROSYSTEMS, INC.

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                          TO BE HELD ON AUGUST 10, 2000


To The Shareholders of Dense-Pac Microsystems:

     Notice is hereby given that the Annual Meeting of Shareholders of Dense-Pac Microsystems, Inc. will be held on Thursday, August 10, 2000 at 10:00 a.m. at the Company's offices located at 7321 Lincoln Way, Garden Grove, California for the following purposes:

     1. To elect six directors for the ensuing year to serve until the next annual meeting of shareholders and until their successors are chosen.

     2. To consider and act upon a proposal to approve the reincorporation of the Company as a Delaware corporation, which will also be named Dense-Pac Microsystems, Inc., pursuant to a merger of the Company into a wholly-owned Delaware subsidiary and the conversion of the Common Stock of the Company into the common stock, par value $ .01 per share, of the surviving corporation.

     3. To consider and act upon a proposal to approve an amendment to the Company's 1996 Stock Option Plan to increase the number of shares of Common Stock which may be issued subject to the plan by 1,000,000 shares.

     4. To transact such other business as may properly come before the Meeting and any adjournments thereof.


     The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice.

     The Board of Directors has fixed the close of business, June 14, 2000, as the record date for determination of shareholders entitled to notice of and to vote at the Annual Meeting.

EVEN THOUGH YOU MAY EXPECT TO BE PERSONALLY PRESENT AT THE MEETING, PLEASE BE SURE THAT THE ENCLOSED PROXY CARD IS PROPERLY COMPLETED, DATED, SIGNED AND RETURNED WITHOUT DELAY IN THE ACCOMPANYING ENVELOPE TO WHICH NO POSTAGE NEED BE AFFIXED IF MAILED IN THE UNITED STATES.



                               WILLIAM M. STOWELL
                                    Secretary

                          DENSE-PAC MICROSYSTEMS, INC.
                                7321 Lincoln Way
                         Garden Grove, California 92841


                                 PROXY STATEMENT
                                       FOR
                         ANNUAL MEETING OF SHAREHOLDERS
                                 AUGUST 10, 2000


                               GENERAL INFORMATION


SOLICITATION, REVOCATION AND VOTING OF PROXIES

     This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Dense-Pac Microsystems, Inc. (the "Company"), for use at the Annual Meeting of Shareholders to be held at 10:00 a.m. on August 10, 2000, at the Company's offices located at 7321 Lincoln Way, Garden Grove, California, and at any and all adjournments thereof (the "Annual Meeting"). It is anticipated that this Proxy Statement and accompanying proxy will first be mailed to shareholders on or about July 10, 2000. Such proxies will be used for the following purposes:

     To consider and vote upon the following matters described in this Proxy
Statement:

     1. To elect six directors for the ensuing year to serve until the next annual meeting of shareholders and until their successors are chosen.

     2. To consider and act upon a proposal to approve the reincorporation of the Company as a Delaware corporation, which will also be named Dense-Pac Microsystems, Inc., pursuant to a merger of the Company into a wholly-owned Delaware subsidiary and the conversion of each share of the Common Stock of the Company into one share of the common stock, par value $ .01 per share, of the surviving corporation.

     3. To consider and act upon a proposal to approve an amendment to the Company's 1996 Stock Option Plan to increase the number of shares of Common Stock which may be issued subject to the plan by 1,000,000 shares.

     4. To transact such other business as may properly come before the Annual Meeting or any postponement or adjournment thereof.

     In addition, as to any other matters or business which may be brought before the Meeting, a vote may be cast pursuant to the accompany proxy in accordance with the judgment of the persons voting the shares, but management does not know of any such other matter or business to come before the meeting. A shareholder may revoke his or her proxy at any time prior to the voting of shares by voting in person at the Meeting or by filing with the Secretary of the Company a duly executed proxy bearing a later date or an instrument revoking the proxy.

     The Company will pay the costs of solicitation of proxies. In addition to soliciting proxies by mail, the Company's officers, directors and other regular employees, without additional compensation, may solicit proxies personally or by other appropriate means. Banks, brokers, fiduciaries and other custodians and nominees who forward proxy soliciting material to their principals will be reimbursed their customary and reasonable out-of-pocket expenses.

RECORD DATE AND VOTING RIGHTS

     Only shareholders of record of the Company's Common Stock as of the close of business on June 14, 2000 will be entitled to vote at the Annual Meeting. On June 14, 2000, there were outstanding 19,448,097 shares of Common Stock, which constituted all of the outstanding voting securities of the Company, each of which is entitled to one vote per share. A majority of the shares entitled to vote, represented in person or by proxy, constitutes a quorum at the Annual Meeting. Abstentions and broker non-votes are counted as present for purposes of determining the existence of a quorum.

     In the election of directors only, each shareholder has the right to cumulate his or her votes and give one candidate a number of votes equal to the number of directors to be elected multiplied by the number of shares he or she is entitled to vote, or to distribute his or her votes on the same principle among as many candidates as he or she sees fit. No shareholder is entitled to cumulate votes unless the name of every candidate for whom such votes would be cast has been placed in nomination prior to the voting and any shareholder has given notice at the meeting prior to the voting of such shareholder's intention to cumulate his or her votes. The candidates receiving the highest number of votes, up to the number of directors to be elected, will be elected directors. Broker non-votes and votes withheld have no legal effect.

     If voting for directors is conducted by cumulative voting, the persons named on the enclosed proxy will have discretionary authority to cumulate votes among the nominees with respect to which authority was not withheld or, if the proxy either was not marked or was marked for all nominees, among all nominees. In any case, the proxies may be voted for less than the entire number of nominees if any situation arises which, in the opinion of the proxy holders, makes such action necessary or desirable.

                              ELECTION OF DIRECTORS

                                  (PROPOSAL 1)

     The six directors to be elected at the Annual Meeting will hold office until the next Annual Meeting of Shareholders and until the election and qualification of their respective successors. All proxies received by the Board of Directors will be voted for the nominees listed below if no direction to the contrary is given. In the event that any nominee is unable or declines to serve, an event that is not anticipated, the proxies will be voted for the election of any replacement nominee who may be designated by the Board of Directors.

     THE BOARD RECOMMENDS VOTING "FOR" THE SIX NOMINEES LISTED BELOW.


     Set forth below is information concerning the nominees for director:

    NAME AND YEAR FIRST                    PRINCIPAL OCCUPATION
     BECAME A DIRECTOR       AGE         DURING THE PAST FIVE YEARS
     -----------------       ---         --------------------------

     Richard J. Dadamo        72    Mr. Dadamo has been the principal of RJD
          1999                      Associates, Inc., a management-consulting
                                    firm, since 1981. Mr. Dadamo served as
                                    interim CEO of the Company from August 11, 1998 to January 29, 1999 and is currently
                                    Chairman of the Board. Mr. Dadamo had
                                    previously held top-level positions at The
                                    Earth Technology Corporation, American
                                    International Devices, TRW, Inc. and
                                    Electronic Memories and Magnetics. He has written two books on management, holds management seminars, has a monthly newsletter and is currently on the board of directors of three private companies.

        Ted Bruce             42    Mr. Bruce joined the Company as its
          1999                      president in 1999 and was elected its CEO a
                                    month later. Prior to joining Dense-Pac, Mr.
                                    Bruce was with Toshiba America Electronic
                                    Components from 1989, where he served as Senior Manager of North America. He also served as its Manager for the Card, SRAM and Nonvolatile departments and as a Product
                                    Marketing Engineer of the standard speed
                                    SRAM. He is a 15-year veteran of
                                    manufacturing, engineering, sales and
                                    marketing within the semiconductor industry, in both commercial and military markets.

      Roger G. Claes          54    Mr. Claes has been a partner and managing
          1989                      director of Euroventures Benelux Team B.V.,
                                    which manages Euroventures Benelux I B.V.
                                    and Euroventures Benelux II B.V., European venture capital funds, which are shareholders of the Company, since 1987; and he has been a Managing Director of Euroventures Benelux I B.V. since 1988.

     Samuel W. Tishler        62    Mr. Tishler is currently vice president of
          2000                      corporate development for Dynatech Inc., a
                                    manufacturer of communications equipment, and is an experienced strategic planning and venture investment professional. He was founder of Arthur D. Little Inc., and served as vice president of Raytheon Ventures and in that capacity was responsible for its venture capital portfolio. Mr. Tishler has also served on many of the Boards of the venture-backed companies, including
                                    Viewlogic Systems and Kloss Video
                                    Corporation. Mr. Tishler's broad strategic planning background includes the early development of technology concepts from planning to development and execution.

    Gordon M. Watson          61    Mr. Watson is the founder of Watson
          2000                      Consulting, LLC, a management consultant
                                    firm to small technology companies, based in California. Mr. Watson most recently served as Western Regional Director for Lotus
                                    Development Corp. He was also vice president of business development for Platinum
                                    Technology, Inc., from 1988 until 1996.
                                    Prior to joining Platinum Technology, he served in various senior management positions overseeing operations and sales for technology equipment manufacturing concerns. Mr. Watson also taught engineering at the University of California, Irvine and spent one year conducting national lectures for Data Tech Institute. He holds a Bachelor of Science degree in engineering from UCLA.

    Richard H. Wheaton        64    Mr. Wheaton, a certified management
          2000                      consultant, spent the greater part of his
                                    career with Price Waterhouse, LLP where he also consulted to the Japanese, Asian and European markets. Previously he worked for TRW and IBM. He currently teaches classes as an adjunct professor at the University of California, Irvine, Graduate School of
                                    Business. He was awarded a Bachelor of
                                    Science degree in business administration from UCLA and an MBA in industrial management from the University of Southern
                                    California.

DIRECTORS' COMPENSATION

         The Company pays its non-employee directors $1,500 for each Board meeting attended and $500 for the Committee Chairman, for a meeting held which is not held on the same day as a Board meeting, and reimburses out-of-pocket expenses for attending such meetings. New directors are awarded 40,000 stock options, vesting over a three year period. Once the original options are vested, an additional 30,000 options, with a three year vesting period are awarded. In Fiscal Year 2000, the Company awarded stock options to a non-employee director as follows:


                             Number of Securities                           Exercise        Expiration
Name                     Underlying Options Granted     Date of Grant      Price/Share         Date
-----                    --------------------------     -------------      -----------      -----------
 Gordon Watson                    20,000                   1-07-00            $7.56           1-07-10



INFORMATION CONCERNING BOARD AND COMMITTEE MEETINGS

         The Company's Board of Directors held four meetings during the fiscal year ended February 29, 2000. Each director attended or participated in at least 75% of the aggregate number of Board meetings and committee meetings (held during the period when he was a member thereof). The members of the Audit Committee in Fiscal Year 2000 were Gordon M. Watson and Trude C. Taylor. The Audit Committee is responsible for, among other things, periodically reviewing the financial condition and the results of audit examinations of the Company with its independent accountants. The Audit Committee met twice during the last Fiscal Year. A new audit committee was formed on May 17, 2000 with its members being Richard Wheaton, Samuel Tishler and Gordon Watson. The members of the Compensation Committee were Richard J. Dadamo and Trude C. Taylor. The responsibilities of the

Compensation Committee include reviewing and recommending to the Board the compensation, bonuses and employee benefits of officers. The Compensation Committee met twice during the last Fiscal Year. The Company also has a Stock Option Committee, which is responsible for administering the Company's stock option plans. The members of the Committee were Roger G. Claes and Trude C. Taylor. The Stock Option Committee met two times during the last Fiscal Year. On May 17, 2000 the Compensation Committee and Stock Option Committee were combined into one committee, called the Compensation Committee. Members of this committee are Gordon Watson and Richard Wheaton. The Company currently does not have a nominating committee or any committee performing a similar function.


                               EXECUTIVE OFFICERS

     The following information is provided with respect to the Company's current executive officers.

     TED BRUCE, age 42, was elected Chief Executive Officer in February 1999. See "Election of Directors" for his background.

     JOHN P. SPRINT, age 38, has served as Chief Operating Officer since March 2000. Mr. Sprint joined the Company in 1990, where he has served in several management positions; including Vice President of Manufacturing, Vice President of Operations from January 1998 until June 1999 and Executive Vice President of Operations from June 1999 until March 2000. From 1986 until joining the Company, Mr. Sprint was a manager in the test, manufacturing and thick film departments at Northrop Electronics Division.

     WILLIAM M. STOWELL, age 44, has served as Vice President, Finance and Chief Financial Officer of the Company since 1987. Mr. Stowell is a CPA with a Bachelor of Science degree in accounting from the University of Southern California and has a teaching credential in accounting and management information systems. Prior to joining the Company, he served as Chief Financial Officer for Hughes Enterprises and prior to that he served as an audit manager at Price Waterhouse & Co.

     Officers serve at the discretion of the Board of Directors.

                   REINCORPORATION OF THE COMPANY IN DELAWARE
                                  (PROPOSAL 2)

GENERAL

     The Board has unanimously approved a proposal to change the Company's state of incorporation from California to Delaware ("Reincorporation"). The Board believes the Reincorporation is in the best interests of the Company and its shareholders.

     The primary reason for the proposed change in domicile is to cause the Company to be governed by Delaware law, which over the years has undertaken to maintain a modern and flexible corporation law, which frequently is revised to meet changing business conditions. As a result, Delaware has become a preferred state of incorporation of major corporations, the Delaware judiciary has become particularly familiar with matters of corporation law, and Delaware has a well-developed body of court decisions interpreting its laws. As a consequence, Delaware law is comparatively well known and understood.

     A number of changes will be effected as a result of the Reincorporation. Such changes are described below under the heading "Comparison of Rights of Shareholders of the Company and Stockholders of the Delaware Company."

     The Board estimates the aggregate costs to the Company of Reincorporation to be approximately $30,000. Thereafter, we estimate the additional annual costs at less than $10,000 per year for the foreseeable future.

     In the event this proposal is not adopted, the Company will continue to operate as a California corporation.

MERGER OF DENSE-PAC MICROSYSTEMS, INC. INTO NEWLY FORMED DELAWARE SUBSIDIARY.

     The proposed Reincorporation would be accomplished by merging the Company into a newly formed Delaware subsidiary, which will be named Dense-Pac Microsystems, Inc. (the "Delaware Company"), pursuant to an Agreement and Plan of Merger (the "Merger Agreement"), substantially in the form which is attached as Appendix A to this Proxy Statement. The Delaware Company's principal executive offices will be located at 7321 Lincoln Way, Garden Grove, California 92841, (714) 898-0007. The Reincorporation would not result in any change in the Company's business, assets or liabilities and would not result in any relocation of management or other employees.

SHAREHOLDERS ARE URGED TO READ CAREFULLY THIS SECTION OF THIS PROXY STATEMENT, INCLUDING THE RELATED EXHIBITS ATTACHED TO THIS PROXY STATEMENT, BEFORE VOTING ON THE PROPOSED REINCORPORATION.

CERTAIN CONSEQUENCES OF THE MERGER

     Effective Time. The merger will take effect at the time (the "Effective Time") at which a certificate of merger or agreement of merger has been filed with the Secretary of State of Delaware and similar documents have been filed with the California Secretary of State, which filings are anticipated to be made as soon as practicable after the Reincorporation proposal is approved by the shareholders of the Company. At the Effective Time, the separate corporate existence of the Company will cease and shareholders of the Company will become stockholders of the Delaware Company.

     Management After the Merger. Immediately after the merger of the Company into the Delaware Company (the "Merger"), the Board of Directors of the Delaware Company (the "Delaware Board of Directors"), and its committees, will be composed of the members of the Board of the Company, and the members of its committees, respectively, as of immediately prior to the Merger. Likewise the officers of the Company shall become the officers of the Delaware Company.

     Shareholder Rights. Certain differences in the rights of shareholders exist under California General Corporation Law (the "CGCL") as compared with Delaware General Corporation Law (the "DGCL") and the organization documents of the Company as compared with the organizational documents of the Delaware Company. See "Comparison of Rights of Shareholders of the Company and Stockholders of the Delaware Company" for a discussion of the effects of these and other differences between the rights of stockholders under the CGCL and the DGCL.

     Conversion of Common Stock. As a result of the Reincorporation, each outstanding share of Common Stock will automatically be converted into one share of Delaware Company Common Stock. Apart from changes due to the differences between California and Delaware law and certain differences between the Company's Articles of Incorporation and Bylaws and the Delaware Company's Certificate of Incorporation and Bylaws (see "Comparison of Rights of Shareholders of the Company and Stock holders of the Delaware Company"), there will be no other material changes in the rights and obligations of holders of the Common Stock as a result of the Reincorporation. The Delaware Common Stock will be listed on the Nasdaq Stock Market under the same symbol ("DPAC") as the Company's Common Stock.

     Number of Shares of Common Stock Outstanding. The number of outstanding shares of Delaware Common Stock immediately following the Reincorporation will equal the number of shares of Common Stock of the Company outstanding immediately prior to the Effective Time.

     Employee Plans. The Company's employee benefit plans (the "Plans"); including the Company's 1985 and 1996 Employee Stock Option Plan will each be continued by the Delaware Company following the Reincorporation. Approval of the proposed Reincorporation will constitute approval of the adoption and assumption of the Plans by the Delaware Company.

     Outstanding Options and Rights to Acquire Shares. In addition to the assumption by the Delaware Company of all options outstanding under the Plans, any and all other outstanding options or other rights to acquire shares of Common Stock will be converted into options or rights to acquire shares of Delaware Company Common Stock on the same terms.

     Federal Income Tax Consequences. The Reincorporation is intended to be tax free under the Code. Accordingly, no gain or loss will be recognized by the holders of shares of the Company's Common Stock as a result of the Reincorporation, and the Company or the Delaware Company will recognize no gain or loss. Each former holder of shares of the Company's Common Stock will have the same tax basis in the Delaware Common Stock received by such holder pursuant to the Reincorporation as such holder has in the shares of the Company's Common Stock held by such holder at the Effective Time. Each stockholder's holding period with respect to the Delaware Common Stock will include the period during which such holder held the shares of Common Stock so long as the shares of Common Stock were held by such holder as a capital asset at the Effective Time. The Company has not obtained, and does not intend to obtain, a ruling from the Internal Revenue Service with respect to the tax consequences of the Reincorporation.

     The Company believes no gain or loss should be recognized as a result of the Reincorporation by the holders of outstanding options to purchase shares of Common Stock.

     Possible Disadvantages of the Proposed Reincorporation. Despite the beliefs of the Board as to the benefits of the Reincorporation to the Company and its shareholders, the Reincorporation may have the effect of discouraging a future takeover attempt that is not approved by the Board but is favored by individual shareholders. This outcome could result even if a majority of the shareholders deem such future takeover attempt to be in their best interests or if the shareholders might receive a substantial premium for their shares over the then current market value or over their cost basis in such shares. As a result of the adoption of the Reincorporation, shareholders who wish to participate in an unsolicited tender offer may not have an opportunity to do so if the Board does not approve such tender offer. Furthermore, adoption of the Reincorporation will not necessarily ensure or guarantee that shareholders will receive a price for their shares in connection with an acquisition of control of the Company that reflects the value of such shares or that is fair and equitable, although, in the opinion of the Board, the likelihood that the price will reflect such value and be fair and equitable will be increased by the Reincorporation. In addition, the Reincorporation could make it more difficult to change the existing Board and management of the Company.

     The principal reasons for the Board's proposing the Reincorporation are:

     - the greater predictability and flexibility provided by the General Corporation Law of the State of Delaware (the "DGCL"), particularly as construed by the Delaware courts;

     - the belief that the Company's shareholders will benefit from the well-established principles of corporate governance that the DGCL affords;

     - the increased ability of the Company to attract and retain qualified directors and officers, especially in light of prior initiatives in California to attempt to severely limit the ability of companies to indemnify directors and officers; and

     - the reduction of the Company's vulnerability to unsolicited or hostile attempts to take over or to obtain control of the Company.

ACCOUNTING TREATMENT OF THE MERGER

     Upon consummation of the merger, all assets and liabilities of the Company will be transferred to the Delaware Company at book value because the Reincorporation will be accounted for as a change in legal form of the entity without a substantive change in the accounting entity. The Reincorporation will not change the retained earnings or carrying value of assets and liabilities. The only changes made to the Company's balance sheet will be the allocation of "common stock" between paid-in capital, relating to the par value of the Delaware Company's common stock, and surplus.

NO APPRAISAL RIGHTS IN THE REINCORPORATION

     The CGCL provides that shareholders of a corporation involved in a reorganization are not entitled to dissenters' rights if the corporation, or its shareholders immediately before the reorganization, or both, own (immediately after the reorganization) certain equity securities possessing more than five-sixths of the voting power of the surviving or acquiring corporation or a parent party. Consequently, because Reincorporation is a reorganization in which the shareholders of the Company will own, immediately after the reorganization, equity securities possessing more than five-sixths of the voting power of the Delaware Company, appraisal rights are not available to shareholders of the Company with respect to the Reincorporation.

APPROVAL REQUIRED FOR REINCORPORATION

     Under the CGCL, the affirmative vote of holders of a majority of the outstanding shares of each class of the Company's capital stock entitled to vote on the proposal is required for approval of the Reincorporation. The Common Stock is the only class of the Company's capital stock of which shares are outstanding and entitled to vote on the proposal to approve the Reincorporation. Abstentions and broker non-votes will have the effect of votes against the proposal to approve the Reincorporation. The Reincorporation may be abandoned or the Merger Agreement may be amended or changed (with certain exceptions), either before or after stockholder approval has been obtained if, in the opinion of the Board, circumstances arise that make such action advisable.

COMPARISON OF RIGHTS OF SHAREHOLDERS OF THE COMPANY AND STOCKHOLERS OF THE DELAWARE COMPANY

     General. Upon consummation of the Merger, the shareholders of the Company will become stockholders of the Delaware Company, and their rights, as stockholders will be governed thereafter by the Delaware Company Certificate of Incorporation ("Delaware Company Certificate"), Delaware Company Bylaws and the Delaware General Corporation Law ("DGCL"). The Delaware Company Certificate and Delaware Company Bylaws differ in certain respects from the Company Articles of Incorporation ("Company Articles") and Company Bylaws, including changes reflecting certain differences in the applicable governing law. The rights of Delaware Company stockholders will be governed by the DGCL, while the rights of the Company shareholders are governed by the California General Corporation Law ("CGCL"). The DGCL and the CGCL differ in many respects, and consequently it is not practical to summarize all of such differences. It should be noted that certain aspects of the DGCL have been publicly criticized because they do not afford minority shareholders the same substantive rights and protections as are available under the CGCL. The Reincorporation will have the effect of altering the rights of shareholders and the powers of management, in some cases may reduce shareholder participation in important corporate decisions and may have "anti-takeover" implications.

     The following is a summary of significant differences between the Company Articles, Company Bylaws and applicable provisions of the CGCL, on the one hand, and the Delaware Company Certificate, Delaware Company Bylaws and applicable provisions of the DGCL, on the other. This discussion is not intended to be complete and is qualified in its entirety by reference to Delaware Company Certificate and Delaware Company Bylaws, attached as Appendices B and C hereto. Copies of the Company Articles and the Company Bylaws are available for inspection at the principal executive offices of the Company and copies will be sent to holders of shares Common Stock upon request.

     Directors: Number; Cumulative Voting. Under the Company Articles of Incorporation, the Board consists of a minimum of four and maximum of seven directors. The Delaware Company Certificate provides that the Delaware Board of Directors shall consist of a minimum of six directors until changed by the vote of a majority of the directors. The Board's ability to increase the size of the Board of Directors may make it more difficult for an acquiror to obtain control of the Delaware Company.

     The DGCL permits, but does not require, the adoption of a classified Board of Directors with staggered terms, with each class having a term of office longer than one year, but not longer than three years. Under the CGCL, corporations whose outstanding shares are listed on the New York Exchange or the American Stock Exchange, and certain corporations whose outstanding shares are authorized for quotation on the Nasdaq National Market, are permitted to have a classified board.

     Cumulative voting, which enhances the ability of minority stockholders to elect directors, is not available under the DGCL unless otherwise provided in a corporation's certificate of incorporation. Under cumulative voting, each stockholder is entitled to the number of votes equal to the number of shares owned by the stockholder multiplied by the number of directors to be elected. All such votes may be cast for a single nominee or distributed among several nominees. In the absence of cumulative voting, the holders of a plurality of the shares present or represented at a meeting to elect directors may elect all directors, and no director could be elected without the support of a plurality of the stockholders. The Delaware Company Certificate does not provide for cumulative voting. Under the CGCL, corporations whose outstanding shares are listed on the New York Stock Exchange or the American Stock Exchange and certain corporations whose outstanding shares are authorized for quotation on the Nasdaq National Market are permitted to eliminate cumulative voting. The Company Articles do not provide for the elimination of cumulative voting.

     The absence of cumulative voting would make it more difficult for minority shareholders adverse to a majority of the shareholders to obtain representation on a corporation's board of directors. The Board has come to believe that, especially in publicly-held companies, each director should represent the interests of all of the shareholders rather than the interests of a special constituency, and that the presence on the Board of one or more directors representing such a constituency could disrupt and impair the efficient management of the Delaware Company. The Board also believes that cumulative voting in the election of directors can serve to encourage minority shareholders to resort to expensive and disruptive proxy contests to advance their own special interests, even if they are opposed by a majority of the shareholders.

     Removal of Directors; Filling Vacancies on the Board of Directors. Under the DGCL, the holders of a majority of voting shares generally may remove directors, with or without cause. Under the CGCL, a director may be removed for cause by the directors or by a court upon suit by holders of at least 10% or the outstanding shares. The holders of a majority of voting shares also may remove a director without cause, under the CGCL,, unless the number of shares voting against removal would be sufficient to elect such director if voted cumulatively.

     Under the DGCL, any vacancies on the Board of Directors may be filled by a majority of the directors then in office whether or not less than a quorum, or by a sole remaining director. In addition, the DGCL provides that a director elected to fill a vacancy on the Delaware Board of Directors will serve for the unexpired portion of the term of the director whose place has been filled; however, if at the time of filling any vacancy or newly created directorship, the directors then in office constitute less than a majority of the entire board of Directors (as constituted immediately prior to any increase in their number), the Delaware Chancery Court may, under certain circumstances, order an election to be held to fill any such vacancies or newly created directorships or to replace the directors chosen by the directors then in office.

     Under the CGCL, a vacancy created by removal of a director may be filled by the Board of Directors only if so authorized by a corporation's articles of incorporation or by a Bylaw approved by the corporation's shareholders. Under the Company Bylaws, vacancies on the Board, including those arising from the removal of a director, may be filled by a majority of directors then in office, or, if the number of directors then in office is less than a quorum, by (i) the unanimous written consent of the directors then in office, (ii) the affirmative vote of a majority of directors then in office at a meeting held pursuant to notice or waiver of notice complying with California Corporations Code Section 307 or (iii) a sole remaining director. The CGCL provides that if, after the filling of any vacancy by the directors, the directors then in office who have been elected by the shareholders shall constitute less than a majority of the directors then in office, (i) any holder or holders of 5% or more of the outstanding voting shares may call a special meeting of the shareholders or (ii) the California Superior Court of the proper county shall, upon application of such shareholder or shareholders, summarily order a special meeting of shareholders, to be held to elect the entire Board of Directors.

     Stockholder Action by Written Consent; Special Meetings; Stockholder Proposals. Unless otherwise provided in the certificate of incorporation, stockholders of a Delaware corporation may take action without a meeting, without prior notice and without a vote, upon the written consent of stockholders having not less than the minimum number of votes that would be entitled to vote were present and voted. The Delaware Company Certificate will not permit stockholder action without a meeting by written consent. The Company Articles permit shareholder action by written consent. Thus, shareholders will no longer have the ability to take action by written consent.

     The Delaware Company Bylaws provide that special meetings of stockholders may be called by the President, or by the President or the Secretary at the request in writing of a majority of the Delaware Board of Directors, or at the request in writing of the stockholders owning a majority of the outstanding voting shares. The Company Bylaws provide that the Board, the Chairman of the Board, the President or one or more shareholders holding shares entitled to cast not less than 10% of the votes at the meeting may call special meetings of the shareholders. However, stockholders of the Delaware Company holding more than 10% of the voting stock will no longer be able to call special meetings of the Delaware Company.

     The elimination of shareholder action by written consent, coupled with the elimination of the ability of shareholders to call special shareholder meetings, means that shareholder proposals relating to amendments to the Delaware Company Certificate or Delaware Bylaws, as well as other matters requiring a vote of the shareholders, would be restricted to annual meetings. The Board believes these changes are warranted as a prudent corporate governance measure to prevent an inappropriately small number of shareholders from prematurely forcing shareholder consideration of a proposal over the opposition of the Board by calling a special shareholders' meeting or soliciting written consent before (i) the time that the Board believes such consideration to be appropriate or (ii) the next annual meeting. Such special meetings or solicitations would involve substantial expense and diversion of Board and management time, results which the Board believes to be inappropriate for an enterprise the size of the Company. The elimination of the procedures for shareholders to call special meetings or solicit written consents could discourage hostile takeover attempts or tender offers for control of the Delaware Company. In addition, elimination of the ability of shareholders to call a special meeting or solicit written consent means that a shareholder proposal to replace the Board would be restricted to only annual meetings, thereby making the removal of directors more difficult.

     Nomination of Directors and Introduction of Business at Shareholder Meetings. The Delaware Company Bylaws include advance notice procedures with regard to the nomination of directors, other than by or at the direction of the Board (the "Nomination Procedure "), and with regard to other matters to be brought before an annual meeting by a shareholder of the Company (the "Proposal Notice Requirement"). The Delaware Company Bylaws establish the deadline for giving such notice to the Company at not less than 60 days nor more than 90 days prior to the first anniversary of the preceding year's annual meeting. By requiring advance notice of nominations by shareholders, the Nomination Procedure affords the Board an opportunity to consider the qualifications of the proposed nominees and, to the extent deemed necessary or desirable by the Board, to inform the shareholders about such qualifications. By requiring advance notice of proposed business, the Proposal Notice Requirement provides the Board with an opportunity to inform shareholders of the nature of any business proposed to be conducted at a meeting and the Board's position on any such proposal, enabling shareholders to better determine how to vote their shares in regard to such business. The Nomination Procedure and the Proposal Notice Requirement may have the effect of precluding a nomination for the election of directors or of precluding any other business at a particular meeting if the proper procedures are not followed. In addition, the procedures may discourage or deter a third party from conducting a solicitation of proxies to elect its own slate of directors or otherwise attempting to obtain control of the Company, even if such nominations for the election of directors or other business might be deemed by the majority of shareholders to be beneficial to the Company and its shareholders. The Company Articles and the Company Bylaws do not contain corresponding requirements.

     Limitations on Directors Liability. The Delaware Company Certificate contains certain provisions limiting the personal liability of directors. The Company Articles also contain certain provisions limiting the personal liability of directors, although in general, the DGCL permits a corporation to eliminate liability of directors under a broader range of circumstances than does the CGCL. The CGCL does not permit the elimination or limitation of monetary liability where such liability is based on: (i) intentional misconduct or knowing and culpable violation of law; (ii) acts or omissions that a director believes to be contrary to the best interests of the corporation or its shareholders or that involve the absence of good faith on the part of the director; (iii) receipt of an improper personal benefit; (iv) acts or omissions that show reckless disregard for the director's duty to the corporation or its shareholders, where the director in the ordinary course of performing a director's duties should be aware of a risk of serious injury to the corporation or its shareholders; (v) acts or omissions that constitute an unexcused pattern of inattention that amounts to an abdication of the director's duty to the corporation and its shareholders; (vi) transactions between the corporation and a director who has a material financial interest in such transaction or (vii) liability for improper distributions, loans or guarantees. The DGCL does not permit the elimination or limitation of director monetary liability for: (i) breaches of the director's duty of loyalty to the corporation or its shareholders; (ii) acts or omissions not in good faith or involving intentional misconduct or knowing violations of law; (iii) the payment of unlawful dividends or unlawful stock repurchases or redemptions or (iv) transactions in which the director received an improper personal benefit. Such provision also may not limit a director's liability for violation of, or otherwise relieve the Company or its directors from the necessity of, complying with federal or state securities laws, or affect the availability of non-monetary remedies such as injunctive relief or rescission.

     The Delaware Company Certificate provides for the elimination of personal monetary liability of directors to the fullest extent permissible under the DGCL. The Company Articles contains a comparable provision. Because the DGCL is more permissive under certain circumstances than the CGCL with respect to eliminating monetary liability of directors, the Delaware Company Charter is potentially broader in application than the Company Articles' comparable charter provision. The Delaware Company Certificate also incorporates any future amendments to the DGCL that would further eliminate or limit such liability.

     The Board believes that the elimination of liability of directors is in the best interests of the Company in that it maintains its ability to attract and retain qualified individuals to serve as directors, by providing assurance that decisions made in good faith will not subject them to personal liability by a court evaluating their decisions with the benefit of hindsight. However, this provision will limit the remedies available to shareholders dissatisfied with a Board decision, even if such decision involved gross negligence. In such case, the shareholders' only remedy may be to file suit to stop the completion of the Board's action, which remedy may not be effective if such action has already been completed.

     Indemnification of Directors and Officers. The DGCL permits a corporation to indemnify it directors and officers to the maximum extent, subject to certain limitations, provided under the DGCL. The CGCL permits a corporation to indemnify its directors and officers to the maximum extent, subject to certain limitations, provided in the CGCL only if the corporation so provided in its articles. The Company Articles provide for the maximum indemnification; however, the DGCL permits a corporation to indemnify directors and officers under a broader range of circumstances than does the CGCL. The CGCL requires indemnification when the individual has defended successfully the action on the merits while the DGCL requires indemnification when there has been a successful defense on the merits or otherwise. If the individual loses or settles, the laws of both states, with some differences, provide for permissive indemnification (i.e., it is not required, but the corporation may indemnify). The DGCL generally permits indemnification of expenses, including attorneys' fees, actually and reasonably incurred in the defense or settlement of a derivative or third-party action, provided there is a determination that the person seeking indemnification acted in good faith and in a manner reasonably believed to be in or not opposed to the best interests of the corporation. Without court approval, however, no indemnification may be made in respect of any derivative action in which such person is adjudged liable for negligence or misconduct in the performance of his or her duty to the corporation. The CGCL allows indemnification if, with respect to the matter giving rise to the lawsuit, there is a determination that the individual acted
(i) in good faith and (ii) for the purpose or in a manner that he reasonably believed to be in the best interests of the corporation. Although the CGCL is similar to the DGCL in that it requires this determination to be made by the majority vote of non-party directors or by the majority vote of a quorum of the shareholders, the CGCL also provides for this determination to be made by the court. However, only the DGCL allows for such determination to be made by an independent counsel.

     Authorized Capital Stock. The Company Articles authorize the issuance of up to 40,000,000 shares of Company Common Stock and 8,000,000 shares of Preferred Stock, of which, at February 29, 2000, 19,350,497 shares of Company Common Stock were issued and 2,071,500 shares of Company Common Stock were reserved for issuance upon exercise of outstanding options and warrants and the conversion of outstanding convertible securities. No shares of Preferred Stock are outstanding. The Delaware Company Certificate also will authorize the issuance of up to 40,000,000 shares of Common Stock and 8,000,000 shares of Preferred Stock. Authorized but unissued shares of Delaware Company Common tock and Delaware Company Preferred Stock are available for issuance at the discretion of the Delaware Board of Directors without stockholder approval. Such shares could be issued in the future by the Board of Directors in ways that would make more difficult a change in control of the Company or the Delaware Company, such as through a private sale, diluting the stock ownership of the person seeking to gain control of the Company or the Delaware Company, as the case may be. Any such action could have the effect of deterring an offer for outstanding Company Common Stock or Delaware Company Common Stock, which might otherwise enable the holders thereof to earn a premium over the then current market price of such securities.

     Dissenters' Rights. Under the CGCL and DGCL, a dissenting shareholder may, in certain corporate transactions and under varying circumstances, receive cash in the amount of the fair market value of his shares (as determined by agreement of the parties or by a court), in lieu of the consideration he or she would otherwise receive in any such transaction. The DGCL generally requires such dissenters' rights of appraisal with respect to mergers and consolidations, but not a sale of assets, unless the corporation's certificate of incorporation provides otherwise. The DGCL contains certain exclusions from dissenters' rights requirements, including a merger or consolidation by a corporation, the shares of which are either listed on a national securities exchange or held by more than 2,000 stockholders, if the stockholders receive shares of the surviving corporation or of such a listed or widely-held corporation. In contrast, the CGCL generally affords dissenters' rights in a share-for-share exchange reorganization, a sale-of-assets reorganization, or a merger. The exclusions from dissenters' rights in mergers under the CGCL are somewhat different from those under the DGCL. For example, in the case of a corporation whose shares are listed on a national securities exchange, dissenters' rights would nevertheless be available in certain transactions for any shares with respect to which there are certain restrictions on transfer, and for any class with respect to which there are certain restrictions on transfer, and for any class with respect of 5% or more of such class claims dissenters' rights. Also, under the CGCL, shareholders of a corporation involved in a reorganization are not entitled to dissenters' rights if the corporation, or its shareholders immediately before the reorganization, or both, own (immediately after the reorganization) certain equity securities possessing more than five-sixths of the voting power of the surviving or acquiring corporation or a parent party.

     Loans to Directors, Officers and Employees. Under the DGCL, a corporation may make loans or guarantee the obligations of its officers or other employees and those of its subsidiaries when such action, in the judgment of the directors, may reasonably be expected to benefit the corporation. Under the CGCL, shareholders of a corporation with at least 100 shareholders may approve a bylaw providing that a disinterested majority of the Board may approve loans and guarantees to officers without shareholder approval if the Board determines that such loans may reasonably be expected to benefit the corporation. There is no such bylaw in the Company Bylaws.

     Dividends and Repurchases of Shares; Par Value, Capital and Surplus. The CGCL dispenses with the concepts of par value of shares as well as statutory definitions of capital, surplus and the like, while such concepts are retained under the DGCL. A Delaware corporation may make repurchases or redemptions that do not impair capital, and may pay dividends out of any surplus account (generally the stockholders' equity of the corporation less the par value of the capital stock outstanding) or, if there exists no surplus, out of net profits of the current and preceding fiscal year (after provision for outstanding preferred stock). To determine the surplus, assets and liabilities may be revalued at their current fair market value, which may create greater surplus from which to pay dividends than would the book valuation of assets and liabilities.

     With certain limited exceptions, distributions to shareholders of a California corporation (including redemptions, repurchases and dividends, other than stock dividends) are generally limited either to the amount of the corporation's retained earnings or to an amount which would leave the corporation with (i) tangible assets of at least one and one quarter times its liabilities other than certain deferred liabilities and (ii) current assets at least equal to its current liabilities. In addition, the CGCL provides that a corporation may not make any distribution that would render the corporation unable to meet its liabilities, nor may such a distribution be made if, as a result, the excess of the corporation's assets over its liabilities would be less than the liquidation preference of all shares having a preference on liquidation over the class or series to which the distribution is made. The CGCL does not permit the revaluation of assets from book value to their current fair market value.

     Shareholder Approval of Mergers. Both the CGCL and DGCL generally require that the holders of majority of the shares of both acquiring and target corporations approve statutory mergers with differing exceptions to this general requirement. The DGCL does not require a shareholder vote of the surviving corporation in a merger (unless the corporation provides otherwise in its charter) if: (i) the merger agreement does not amend the existing charter; (ii) each share of stock of the surviving corporation outstanding immediately before the effective date of the merger is an identical outstanding share after the merger and (iii) either (a) no shares of Common Stock of the surviving corporation and no shares, securities or obligations convertible into such stock are to be issued or delivered under the plan of merger or (b) the authorized unissued shares or shares of Common Stock of the surviving corporation to be issued or delivered under the plan of merger plus those initially issuable upon conversion of any other shares, securities or obligations to be issued or delivered under such plan do not exceed twenty percent (20%) of the shares of Common Stock of such constituent corporation outstanding immediately prior to the effective date of the merger. The CGCL contains a similar exception to its voting requirements for reorganizations where shareholders or the corporation itself, or both, immediately prior to the reorganization will own immediately after the reorganization equity securities constituting more than 83 1/3% (or five-sixths) of the voting power of the surviving or acquiring corporation or its parent entity.

     Amendment of Bylaws. Under the CGCL law, a corporation's bylaws may be adopted, amended or repealed either by the vote of a majority of the outstanding shares or by the approval of the board of directors of such corporation. Neither the Company Articles nor the Company Bylaws contain provisions restricting or eliminating the rights to adopt, amend or repeal granted under the CGCL. The DGCL provides that a corporation's bylaws may be amended by that corporation's shareholders or, if so provided in the corporation's charter, by the corporation's board of directors. The Delaware Company Certificate gives the Board the power to alter, amend or repeal the Delaware Company Bylaws.

     Shareholder Derivative Suits. The CGCL provides that a shareholder bringing a derivative action on behalf of the Company need not have been a shareholder at the time of the transaction in question, provided that certain tests are met. Under the DGCL, a shareholder may bring a derivative action on behalf of the Company only if the he or she was a shareholder of the Company at the time of the transaction in question or if his or her stock thereafter devolved upon him or her by operation of law. The CGCL also provides that the Company or the defendant in a derivative suit may make a motion to the court for an order requiring the plaintiff shareholder to furnish a security bond, while the DGCL does not.

     Dissolution. Under the CGCL, shareholders holding fifty percent (50%) or more of the total voting power of the Company may authorize the Company's dissolution, with or without the approval of the Board, and this right may not be modified by the Company Articles or Company Bylaws. Under the DGCL, without the Board's approval of a dissolution of the Company, a dissolution must be unanimously approved by all the shareholders entitled to vote thereon, while a dissolution that is approved by the Board only requires the approval of a simple majority of such shareholders. In the event of such a Board-initiated dissolution, the DGCL allows the Delaware Company to include in the Delaware Company Certificate a supermajority (greater than a simple majority) voting requirement in connection with dissolutions. The Delaware Company Certificate does not contain a supermajority-voting requirement in connection with dissolutions.

     Inspection of Shareholder List. Both the CGCL and the DGCL allow any shareholder to inspect the shareholder list for a purpose reasonably related to such person's interest as a shareholder. However, in under the CGCL this right of inspection is limited to record shareholders; whereas the Delaware courts have extended that right under the DGCL to beneficial holders of shares. Like the CGCL, the DGCL provides for inspection rights as to a list of shareholders entitled to vote at a meeting for any purpose germane to the meeting, but limits such inspection to the 10-day period preceding a shareholders' meeting. The CGCL, unlike the DGCL, also provides that persons with record ownership of an aggregate of five percent (5%) or more of the corporation's voting shares and that persons with record ownership of an aggregate of one percent (1%) or more of such shares who have contested the election of directors have the right to inspect and copy the corporation's shareholder list without establishing the purpose for such inspection.

     Application of the California General Corporation Law to Delaware Corporations. Under Section 2115 of the California General Corporation Law, certain foreign corporations (i.e., corporations not organized under the CGCL) that have significant contacts with California are subject to a number of key provisions of the California General Corporation Law. However, an exemption from
Section 2115 is provided for a corporation whose shares are qualified as a national market security on the Nasdaq Stock Exchange and if the corporation has at least 800 holders of its equity securities as of the record date for its most recent shareholder meeting. Following the Reincorporation, the Company's Common Stock will continue to be qualified on the Nasdaq National Market and, accordingly, the Delaware Company would be exempt from Section 2115 so long as it had more than 800 holders of its equity securities.

ANTI-TAKEOVER MEASURES

     The Board believes that hostile takeovers may present certain risks to a corporation and its stockholders. Takeover attempts that have not been negotiated or approved by the board of a corporation may seriously disrupt the business and management of a corporation and may result in terms that are less favorable to some or all of the stockholders than would be available in a negotiated, board-approved transaction. For instance, a hostile takeover may involve an offer to buy only a majority of the shares of a corporation, and those shares not sold to the acquiror may not be purchased, or may be acquired subsequently on less favorable terms. By contrast, board-approved transactions can theoretically be carefully planned, undertaken at an opportune time in order to obtain maximum value for the corporation and all of its stockholders, with due consideration to matters such as capturing the value from longer term strategies and the recognition or postponement of gain or loss for tax purposes.

     The Company Articles and Company Bylaws already include certain provisions available to the Company under the CGCL to deter hostile takeover attempts and to help provide adequate opportunity for the Board to consider and respond to a takeover offer. These provisions include a classified board, elimination of cumulative voting, and an advance notice requirement for stockholder proposals. These provisions are also included in the Delaware Company Certificate and Delaware Bylaws.

     The Delaware Company would also retain the rights currently available to the Company to issue shares of its authorized but unissued capital stock. Following the effectiveness of the proposed Reincorporation, shares of authorized and unissued common stock and preferred stock of the Delaware Company could be issued, or preferred stock could be created and issued with terms, provisions and rights, to make more difficult, and therefore less likely, a takeover of the Delaware Company. Any such issuance of additional stock could have the effect of diluting the earnings per share and book value per share of existing shares of Common Stock and preferred stock, and such additional shares could be used to dilute the stock ownership of persons seeking to obtain control of the Delaware Company.

     In addition to specific anti-takeover measures, a number of differences between the CGCL and the DGCL, which are effective without action by the Delaware Company, could have a bearing on unapproved takeover attempts. Under
Section 203 of the DGCL ("Section 203"), certain "business combinations" with "interested stockholders" of Delaware corporations are subject to a three-year moratorium unless specified conditions are met. Section 203 of the DGCL prohibits certain mergers, consolidations, sales of assets and other transactions ("business combinations") with a "interested stockholder" (generally a 15% or more stockholder) for three years following the date the stockholder became an interested stockholder. The prohibition on business combinations is subject to certain exceptions, the most significant of which are that the prohibition does not apply if: (i) the business combination or transaction in which the interested stockholder becomes an interested stockholder is approved by the board of directors prior to the stockholder becoming an interested stockholder; (ii) the business combination is with an interested stockholder who became an interested stockholder in a transaction whereby he acquired at least 85% of the corporation's voting stock; (iii) the business combination is approved by the board of directors and authorized by the affirmative vote of at least 66 2/3% of the outstanding voting stock which is not owned by the interested stockholder; or (iv) an exemption is available.

     Section 203 of the DGCL applies to Delaware corporations which have a class of voting stock that is listed on a national securities exchange, authorized for quotation on an inter-dealer quotation system of a registered national securities association, or are held of record by more than 2,000 stockholders. However, a Delaware corporation may, through its certificate of incorporation or bylaws, elect not to be governed by the statute. The Delaware Company Certificate and Delaware Company Bylaws do not contain such an election; consequently, the statute will apply to business combinations involving the Delaware Company.

     The Board believes that Section 203 will encourage any potential acquiror to negotiate with the Board. Section 203 also might have the effect of limiting the ability of a potential acquiror to make a two-tiered bid for the Delaware Company, in which all stockholders would not be treated equally. Shareholders should note, however, that the application of Section 203 to the Delaware Company would confer upon the Board the power to reject a proposed business combination in certain circumstances, even though a potential acquiror may be offering a substantial premium for the Delaware Company's shares over the then-current market price. Section 203 would also discourage certain potential acquirors who are unwilling to negotiate with the Board.

     The CGCL requires that holders of Common Stock receive Common Stock in a merger of the corporation with the holder of more than fifty percent (50%) but less than ninety percent (90%) of the target's Common Stock or its affiliate unless all of the target company's shareholders consent to the transaction. This provision of the CGCL may have the effect of making a "cash-out" merger by a majority shareholder more difficult to accomplish. Although the DGCL does not parallel the CGCL in this respect, under some circumstances Section 203 does provide similar protection to shareholders against coercive two-tiered bids for a corporation in which the shareholders are not treated equally.

     The Board recognizes that hostile takeover attempts do not always have the unfavorable consequences or effects described above and may frequently be beneficial to the stockholders, providing all of the stockholders with considerable value for their shares. To the extent that the Reincorporation may provide greater deterrence to takeover offers and greater defenses against takeovers, the Reincorporation may have the effect of discouraging or defeating future takeover attempts which a substantial number or majority of the Delaware Company's stockholders might wish to accept and which might provide a substantial premium over market prices. However, the Board believes that the potential suddenness and disadvantages of unapproved takeover attempts (such as disruption of the Company's business and the possibility of terms which may be less favorable to all of the stockholders than would be available in a board-approved transaction) are sufficiently great that, on balance, steps to reduce the likelihood of such takeover attempts and to help ensure that the Board has adequate opportunity to fully consider and respond to any takeover attempt and actively negotiate its terms, are in the best interest of the Company and its stockholders. The Board also believes that any additional defenses and deterrence provided by the Reincorporation are incremental in light of the Company's existing takeover defenses.

REQUIRED VOTE

     The affirmative vote of a majority of the outstanding shares of each class of the Company's capital stock entitled to vote at the Annual meeting is required to approve the Reincorporation proposal. Abstentions and broker non-votes will have the effect of votes against the Reincorporation proposal. The persons named as proxies in the accompanying form of proxy intend to vote in favor of Reincorporation. A vote FOR the Reincorporation proposal will constitute approval of (i) the change in the Company's state of incorporation through a merger of the Company into the Delaware Company, (ii) the Delaware Company Certificate, (iii) the Delaware Company bylaws, and (iv) all other aspects of the Reincorporation proposal. If this proposal is approved, the Delaware Company Certificate and Delaware Company Bylaws shall supersede the Company Articles and Company Bylaws on the Effective Date.

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE FOR THE APPROVAL OF THE PROPOSAL TO REINCORPORATE THE COMPANY IN THE STATE OF DELAWARE.

                  PROPOSAL TO AMEND THE 1996 STOCK OPTION PLAN
                          TO INCREASE NUMBER OF SHARES
                                  (PROPOSAL 3)

     At the Annual Meeting, the shareholders will be asked to consider and act upon a proposal to approve an amendment to the Company's 1996 Stock Option Plan (the "Plan") to increase the number of shares of Common Stock reserved for issuance thereunder from 3,000,000 shares to 4,000,000 shares and to establish an annual limit of 500,000 shares subject to grants to any one participant in any calendar year and an overall limit of 3,850,000 shares subject to grants of Incentive Stock Options under the Plan. The Board of Directors approved the proposed amendment on March 17, 2000, subject to shareholder approval.

     Management believe that this amendment is in the best interests of the Company because of the need to provide options to attract, motivate and retain quality employees, directors, consultants and advisors to remain competitive in the industry. As of March 20, 2000, of the 3,000,000 shares of Common Stock then authorized for issuance under the Plan, the respective amounts of 709,970 shares had been issued upon the exercise of options granted under the Plan, 1,912,600 shares were subject to outstanding options, and 376,680 shares were available for future option grants. At March 20, 2000, the Company had outstanding options to purchase 209,700 shares of Common Stock pursuant to options granted under the Company's prior option plan (the "1985 Dense-Pac Stock Option Plan"). If this proposal to increase the number of shares of Common Stock reserved for issuance under the Plan is approved by the shareholders, the Company intends to cause the additional shares of Common Stock that will become available for issuance under the Plan to be registered on a Form S-8 Registration Statement to be filed with the Securities and Exchange Commission at the Company's expense. The registration statement will make the additional shares available under the Plan available for future sale in the public trading market as and when options are granted and subsequently exercised.

     The following summary of the principal provisions of the Plan is subject to the full text thereof. A copy of the Plan will be delivered to any shareholder upon any written or oral request by first class mail or other equally prompt means within one business day of receipt of such request. Request should be directed to William M. Stowell, Chief Financial Officer, Dense-Pac Microsystems, Inc. 7321 Lincoln Way, Garden Grove, California 92841, (714) 898-0007.

BACKGROUND AND PURPOSE OF THE PLAN

     The Company's shareholders approved the Plan at the Annual Meeting of Shareholders held in 1996. The underlying objective of the Plan is to further the interests of the Company by strengthening the desire of employees, directors, consultants, and advisors to continue their employment with or service to the Company and by inducing individuals to become employees, directors, consultants or advisors of the Company through the grant of stock options, and to enable such persons to acquire an equity interest in the Company. Options issued under the Plan may be either incentive stock options ("Incentive Stock Options") under Section 422 of the Internal Revenue Code of 1986 (the "Code"), or non-qualified stock options ("Non-Qualified Options").

SECURITIES SUBJECT TO THE PLAN

     Currently, the Plan authorizes the issuance thereunder of 3,000,000 shares of the Company's Common Stock. If the proposed amendment to the Plan is approved, the number of shares of Common Stock reserved for issuance under the Plan would increase from 3,000,000 shares to 4,000,000 shares. In the event of any change in the number of outstanding shares of Common Stock by reason of reorganization, merger, recapitalization, reclassification, stock dividend, stock split, exchange or combination of shares or other similar transactions, appropriate and proportionate adjustment will be made in the number of shares to which outstanding options relate and the exercise price per share.

ADMINISTRATION

     The Plan may be administered either by a Committee consisting of at least two directors appointed by the Board of Directors or by the Board of Directors. The Committee has full authority, subject to the provisions of the Plan, to grant options, to designate the optionees and terms of the options, to establish rules and regulations which the Committee deems appropriate for the proper administration of the Plan, and to interpret and make determinations under the Plan. Members of the Committee serve at the discretion of the Board and are eligible to receive options under the Plan, in which event such option grants are approved by the disinterested members of the Board. At the present time, the Compensation Committee administers the Plan.

ELIGIBILITY

     Options may be granted to persons who are employees, directors, consultants, and advisors of the Company or any subsidiary or parent company of the Company. Incentive Options may be granted only to employees of the Company or any subsidiary or parent of the Company. At March 20, 2000, the Company had 140 employees and six non-employee directors and advisors who were eligible to receive options under the Plan. At March 20, 2000, executive officers as a group held options (granted under the Plan or otherwise) to purchase 1,244,875 shares, non-employees, directors and advisors as a group held options to purchase 114,000 shares, and all employees as a group (other than executive officers) held options to purchase 813,425 shares of Common Stock. As of March 20, 2000, the following executive officers named in the Summary Compensation Table and director nominees have been granted options as indicated: Ted Bruce, 485,000 options; William M. Stowell, 324,500 options; John P. Sprint, 270,375 options; Richard J. Dadamo, 165,000 options; Trude C. Taylor, 35,000 options; Robert Southwick, 29,000; and Gordon Watson, 20,000 options. During Fiscal Year 2000, options to purchase 784,000 shares were granted to 23 individuals. Exercise prices for the options granted range from $1.56 to $7.56 per share. The fair market value of the Company's common stock on March 20, 2000 was $8.63 per share.

TERMS AND CONDITIONS

     Options granted under the Plan expire no later than ten years after the grant date (five years with respect to Incentive Options granted to an optionee who owns, or would be considered to own by reason of Section 424 (d) of the Internal Revenue Code, more than 10% of the outstanding Common Stock of the Company or any subsidiary on the grant date). An option is exercisable in such amounts and at such times as are determined by the Committee. The purchase price for shares to be issued upon exercise of an option is determined by the Committee at the time of grant, but with respect to an Incentive Option such price may not be less than 100% of the fair market value of the Common Stock on the grant date (110% of the fair market value in the case of Incentive Options granted to a person who on the grant date owns or is considered to own more than 10% of the outstanding Common Stock).

     If the aggregate fair market value of Common Stock (determined based on the value the time each Incentive Option is granted) for which all Incentive Options held by an optionee (whether granted under the Plan or any other plan of the Company) are exercisable for the first time during any calendar year exceeds $100,000, then the amount of such excess will be treated as a Non-Qualified Option.

     The exercise price of an option is payable in cash or, with the approval of the Committee, in shares of the Company's Common Stock owned by the optionee, by full recourse promissory note secured by the shares purchased, by cancellation or indebtedness of the Company to the optionee, by waiver of compensation due or accrued for services rendered, or through a same-day-sale arranged through a broker.

     Options granted under the Plan are not transferable or assignable other than by will or by the laws of descent and distribution. If an optionee ceases to be employed or retained by the Company for any reason other than death or permanent disability (as defined in the Plan), the option expires on the earlier of three months from the date of such termination or expiration of the term of the option. During the period between the optionee's termination and expiration of the option, the option may only be exercised to the extent that it was exercisable on the date of such termination. Upon the death or permanent disability of an optionee while an employee, director, consultant or advisor, the option expires on the earlier of one year from the date of death or permanent disability or expiration of the term of the option, but can be exercised only to the extent that it could have been exercised on the date of death or permanent disability. The foregoing provisions regarding termination of options upon termination of employment, permanent disability or death may be varied by the Committee with respect to Non-Qualified Options.

     An option agreement is entered into between the Company and the optionee at the time at which an option is granted. Such agreement is on terms determined, consistent with the Plan, by the Committee.

DURATION AND MODIFICATION OF THE PLAN AND OPTION

     The Plan will remain in effect until all shares covered by options granted under the Plan have been purchased or all rights to acquire the shares have lapsed. No options may be granted under the Plan after February 13, 2007, although the Board of Directors may terminate the granting of options under the Plan at an earlier date or amend or otherwise modify the Plan. Except for adjustments made necessary by changes in the Company's Common Stock the Board of Directors may not, without shareholder approval, increase the total number of shares to be offered under the Plan or materially modify the eligible class of optionees.

     The Committee may modify or amend the terms of outstanding options, including to change or accelerate the vesting of an option or to change the exercise price, with the consent of the optionee. The Committee approved option re-pricings in September 1998, in August and September 1996 and in August 1994.

     In the event of a proposed dissolution or liquidation of the Company, the Committee shall notify the Optionee at least thirty (30) days prior to such proposed action. To the extent it has not been previously exercised, the Option will terminate immediately prior to the consummation of such proposed action. In the event of a merger, sale of assets or change of control, the Committee shall provide for the Optionee to have the right to exercise the Option as to all of the Optioned Stock, including Shares as to which it would not otherwise be exercisable. In such event, the Committee shall notify the Optionee that the Option shall be exercisable for a period of not less than thirty (30) days form the date of such notice.

FEDERAL INCOME TAX CONSEQUENCE

     The following discussion is a summary of certain significant federal income tax consequences of the Plan based on currently applicable provisions of the Code and the regulations promulgated thereon.

     GRANT OF STOCK OPTIONS. The grant of an Incentive Option or a Non-Qualified Option under the Plan is not a taxable event to the optionee.

     EXERCISE OF NON-QUALIFIED STOCK OPTIONS. An optionee will recognize ordinary income for federal income tax purposes on the date a non-Qualified Option is exercised. The amount of income recognized is equal to the excess of the fair market value of the shares acquired on the date of exercise over the exercise price of such shares.

     The optionee's tax basis in the shares acquired upon the exercise of a Non-Qualified Option is equal to the fair market value of the shares on the exercise date. Different rules apply if an optionee exercises a stock option by surrendering previously owned shares of Common Stock. The optionee will recognize capital gain or loss upon a sale or exchange of the option shares to the extent of any difference between the amount realized and the optionee's tax basis in the shares.

     EXERCISE OF INCENTIVE STOCK OPTIONS. An optionee will not recognize income upon the exercise of an Incentive Option. However, the "spread" between the fair market value of the shares at the time of exercise and the exercise price is includible in the calculation of alternative minimum taxable income for purposes of the alternative minimum tax.

     If the optionee does not dispose of the shares received upon exercise of the option within the two-year period after the Incentive Option was granted and the one-year period after the exercise of the Incentive Option (the "ISO holding periods"), the optionee will recognize capital gain or loss when he disposes of the shares. Such gain or loss will be measured by the difference between the exercise price and the amount received for the shares at the time of disposition. Different rules apply if an optionee exercises a stock option by surrendering previously owned shares of Common Stock.

     If the shares acquired upon exercise of an Incentive Option are disposed of before the end of the ISO holding periods, the disposition is a "disqualifying disposition" which results in the optionee recognizing ordinary income in an amount generally equal to the lesser of (i) the excess of the value of the shares on the option exercise date over the exercise price or (ii) the excess of the amount received upon disposition of the shares over the exercise price. Any excess of the amount received upon disposition of the shares over the value of the shares on the exercise date will be taxed to the optionee as capital gain. Different rules apply if an optionee exercises an option by surrendering shares of Common Stock which were previously acquired upon the exercise of an incentive stock option and with respect to which the optionee has not satisfied the ISO holding periods

     COMPANY DEDUCTIONS. The Company generally must collect and pay withholding taxes upon the exercise by an employee of a Non-Qualified Option. The Company (or its subsidiary) generally is entitled to a deduction for federal income tax purposes at the same time and in the same amount that the optionee recognizes ordinary income, to the extent that such income is considered reasonable compensation under the Code. Deductions may be limited by Section 162 (m) of the Code with respect to options granted to certain executive officers if the options do not qualify as "performance-based compensation" under that section. Ordinary income recognized by an optionee under the exercise of a Non-Qualified Option or due to a disqualifying disposition of an Incentive Option does not qualify as "performance-based compensation". The Company believes that adopting this proposal, including the limits on annual grants, should qualify some or all of the income recognized under the Plan as "performance-based compensation." Neither the Company nor any subsidiary is entitled to a deduction with respect to payments that constitute "excess parachute payments" pursuant to Section 280G of the code and that do not qualify as reasonable compensation pursuant to that section. Such payments also subject the recipients to a 20% excise tax.

     VOTE REQUIRED

     Under California corporate law, the affirmative vote of a majority of the shares represented and voting at the Meeting, which shares voting affirmatively also constitute at least a majority of the required quorum, is necessary for the approval of the proposed amendment to the Plan. Abstentions and broker non-votes are not counted in determining the shares voted, but abstentions and broker non-votes, because they are counted towards a quorum, would have the effect of a vote against the proposal if the shares voting in favor do not constitute at least a majority of the required quorum.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" APPROVAL OF THE PROPOSED AMENDMENT TO THE PLAN.

                             EXECUTIVE COMPENSATION

The following tables provide information concerning the compensation of each person who served as chief executive officer during the last Fiscal Year and other executive officers whose total salary and bonus exceeded $100,000 in Fiscal Year 1999 (the "Named Officers").

SUMMARY COMPENSATION TABLE


                                           ANNUAL COMPENSATION             LONG-TERM COMPENSATION
                                         -----------------------  --------------------------------------
Name and                                                          Securities Underlying    All Other
Principal Position        Fiscal Year    Salary          Bonus          Options(#)       Compensation(1)
------------------        -----------    ------        --------   ---------------------  --------------
Ted Bruce                    2000        $150,000      $253,500          240,000           $  3,000
Chief Executive              1999        $ 12,500      $  9,500          270,000
Officer, President

Richard J. Dadamo            2000        $ 72,000      $ 50,000           75,000           $  3,000
Former Chief Executive       1999        $ 79,800         -0-            100,000
Officer

John P. Sprint               2000        $136,500      $127,000           80,000           $  3,000
Chief Operating Officer      1999        $125,500      $ 27,500          213,600(2)        $  2,000
                             1998        $ 93,000      $ 15,000           50,000           $  2,000

William M. Stowell           2000        $147,000      $113,000           48,000           $  3,000
Chief Financial Officer      1999        $145,000      $ 26,125          194,200(2)        $  2,000
                             1998        $125,000      $ 26,250           25,000           $  2,000


--------
(1) In Fiscal Year 2000, includes Company contributions to the 401(k) Plan for each of named officer with a maximum contribution of $ 3,000. Other perquisites for each of the employees listed in the table were less than $50,000 and 10% of the total of annual salary and bonus for such individual.
(2) During Fiscal Year 1999, the Company repriced options, which were issued during Fiscal Year 1999, as well as the previous two fiscal years. Pursuant to rules of the Securities and Exchange Commission, such repriced options are included in the number of options granted in Fiscal Year 1999 (the year in which they were repriced) and in the previous fiscal years (the years that they were issued). Of the total options issued to these individuals, 188,600 and 169,200 represents repriced options for Mr. Sprint and Mr. Stowell, respectively.

     The Company is party to an employment agreement with Mr. Bruce. The principal features of the agreement are described below:

     Mr. Bruce was employed in January 1999 as president and chief executive officer of the Company. An employment agreement was renewed in January 2000 and provides for an annual base salary of $200,000. Included is a bonus program of 50% of the base salary, based on performance at target levels, and with a maximum payment of 200% of annual base salary based on performance at established levels above target levels. The bonuses are earned quarterly and measured to target goals each quarter. If the Company terminates this agreement at any time without cause, or if Mr. Bruce elects to terminate his employment for good reason, the Company will pay Mr. Bruce severance pay equal to twelve months of his then base monthly salary. Additionally, his options will continue to vest for 12 months after termination and he will have the same 12 months to exercise vested options.

OPTION GRANTS IN LAST FISCAL YEAR

                                                               % of Total
                                  Number of Securities       Options Granted       Exercise
                                   Underlying Options       to Employees in        Price Per       Expiration
     Name                             Granted(1)               Fiscal Year         Share (2)          Date
     ----                            ------------              -----------         ---------       -----------
Ted Bruce                              240,000(3)                  31.9%              7.31            1-11-10

Richard J. Dadamo                       75,000(4)                   9.6%              6.13            2-15-10

John P. Sprint                          80,000                     10.2%              2.25             6-1-09

William M. Stowell                      48,000                      6.1%              2.05             9-1-09

--------
(1) Unless otherwise indicated, the options vest in 25% installments beginning one year after the grant date and are subject to earlier termination in the event of termination of employment, death and certain corporate events. Under the terms of the Company's Stock Option Plans, the Stock Option Committee may modify the terms of outstanding options, including the exercise price and vesting schedule. See "Severance Arrangements."
(2)  Fair market value of the Common Stock on the grant date.
(3) Vesting of the options are 80,000 shares at each of the first, second and third anniversaries of the date of award.
(4)  Vesting of the options are over a three-year period.

AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR-END OPTION
VALUES

                                                            Number of Securities
                                                                Underlying               Value of Unexercised
                                                                Options at               In-the-Money Options
                          Shares                              Fiscal Year-End            at Fiscal Year-End(2)
                         Acquired        Value          ---------------------------  ------------------------------
     Name               on Exercise    Realized(1)      Exercisable   Unexercisable  Exercisable     Unexercisable
     -----              -----------    ----------       -----------   -------------  -----------     -------------
Richard J. Dadamo          10,000        $10,000            90,000        75,000     $  648,000        $  155,000

Ted Bruce                  25,000        $20,250           105,000       380,000     $  736,000        $1,195,000

John P. Sprint             73,000        $284,800           52,875       167,500     $  377,000        $1,106,000

William M Stowell          36,500        $128,125          197,450       123,000     $1,317,000        $  835,000


--------
(1) Represents the difference between the aggregate market value on the date of exercise and the aggregate exercise price.

(2) Represents the difference between the aggregate market value on February 29, 2000 ($8.20 share) and the aggregate exercise price.


REPORT OF THE STOCK OPTION COMMITTEE ON OPTION RE-PRICING

     On September 23, 1998, the Stock Option Committee approved the re-pricing of a total of 973,700 stock options held by all employees under the 1996 Stock Option Plan. The stock options had been granted from November 1995 to June 1998 and at prices from $1.89 to $3.78, vested at 25% per year beginning one year after the grant date, and expired after 10 years. The exercise price of the options was changed to $1.00, representing 160% of the fair market value of the Common Stock, which was $ .625 on September 23, 1998. No other terms of the options were changed.

     The Committee approved the option re-pricing because it believes that providing an equity interest in the Company WAS an important factor in the Company's ability to attract and retain key employees that are critical to the Company's long-term success. In determining to approve the option repricing, the committee also considered that the market price of the Common Stock had declined significantly since the options had been awarded and that the Company's then chief executive officer had resigned in July 1998. The committee also wanted to provide an incentive in order to retain the key employees during a tough period and maintain a good morale with the employees in order to reverse the trend of the revenues at the Company. Based on the foregoing factors, the Committee decided that the option re-pricing was appropriate to provide the employees with a meaningful equity incentive in the Company.

                              CERTAIN TRANSACTIONS

     Prior the amendment described below, the Company had outstanding loans in the principal amount of $1.8 million payable to Euroventures Benelux II B.V., a Netherlands corporation ("Euroventures"), and $100,000 payable to Trude C. Taylor, a director of the Company. The principal amounts of the loans were due in October/November 1999 and bore interest at the rate of 5% per annum with respect to $1.8 million and 8% per annum with respect to $100,000.

     On April 8, 1999, the Company amended the terms of the loan agreement. Under the terms of the amendment, $1,200,000 of the outstanding principal was converted into 662,069 shares of common stock at $1.8125, representing the current market price on the date of the amendment. The remaining outstanding principal would accrue interest at 8.75% per annum, with interest payments due quarterly and the principal due on December 31, 2000. On April 8, 1999 the balance of the outstanding loans was converted into common stock at $1.8125.

     In connection with certain amendments to the terms of its loan in October 1995, the Company issued Euroventures four-year warrants to purchase 375,000 shares of Common Stock at $7.00 per share. The warrants were redeemable by the Company if the Company's stock price reached $9.00 per share for 20 consecutive trading days. The warrant exercise price was subject to downward adjustment if the Company sells Common Stock at a price less than $7.00 per share, excluding issuances pursuant to warrants outstanding at April 1, 1996 and any issuance's pursuant to the Company's stock option plans. In addition, Euroventures had the right to require the Company to register the shares underlying the warrants under the Securities Act of 1933, as amended. The warrants, none of which were exercised, expired on November 14, 1999.

     Euroventures is a major shareholder of the Company. See "Ownership of Common Stock." Roger G. Claes, a director of the Company, is a partner and managing director of Euroventures Benelux Team B.V., which manages Euroventures.

                            OWNERSHIP OF COMMON STOCK

     The following table sets forth certain information as of March 20, 2000, with respect to ownership of the Company's Common Stock by each person who is known by the Company to own beneficially 5% or more of the Common Stock, each Named Officer, each director of the Company, each nominee for director, and all executive officers and directors of the Company as a group.


                                                   Shares Beneficially                      Percentage
        Name*                                             Owned                             Ownership
        -----                                      -------------------                      ---------
        EBTB II B.V.                                    4,409,632(1-2)                        22.3%
        Euroventures Benelux Team B.V.
        Julianaplein 10
        NL-5211 BC's Hertogenbosch
        The Netherlands

            Euroventures Benelux I  B.V.                1,493,750                              7.6%
            Julianaplein 10
            NL-5211 BC's Hertogenbosch
            The Netherlands

            Euroventures Benelux II  B.V.               2,915,882                             14.7%
            Julianaplein 10
            NL-5211 BC's Hertogenbosch
            The Netherlands

Current directors, director nominees, and executive officers:
-------------------------------------------------------------

        Roger G. Claes                                      8,500(2)                           **




        Richard J. Dadamo                                 100,000(3)                           **
        Ted Bruce                                         130,000(4)                           **
        John P. Sprint                                     98,375(5)                           **
        William M. Stowell                                252,450(6)                          1.3%
        Robert Southwick                                   14,000(7)                           **
        Trude C. Taylor                                   260,840(8)                          1.3%

        All executive officers and directors as a         866,665(9)                          4.4%
        group (eight)

----------
*    Includes addresses of 5% or more shareholders.
**   Less than 1%.

1) Includes the shares owned by Euroventures Benelux I B.V. and Euroventures Benelux II B.V., which are widely held venture capital funds. According to filings made with the Securities and Exchange Commission pursuant to
     Section 13(d) of the Securities Exchange Act of 1934, Euroventures Benelux Team B.V. is the investment manager of both such funds and has voting and dispositive power over their shares of the Company's Common Stock, and EBTB II B.V. is an indirect beneficial owner of such shares. Under the rules set forth pursuant to the Securities Exchange Act of 1934, more than one person may be deemed to be a beneficial owner of the same securities.

2) Mr. Claes is managing director of Euroventures Benelux I B.V. and a partner and managing director of Euroventures Benelux Team B.V. and EBTB II B.V. See Note (1).

3) Includes 90,000 shares subject to options that are exercisable within 60 days.

4) Includes 105,000 shares subject to options that are exercisable within 60 days.

5) Includes 65,375 shares subject to options that are exercisable within 60 days.

6) Represents 209,950 shares subject to options that are exercisable within 60 days.

7) Includes 14,000 shares subject to options that are exercisable within 60 days.

8) Includes 30,000 shares subject to options that are exercisable within 60 days.

9)   See Notes (2) through (8) above.

             SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     During Fiscal Year 2000, to the Company's knowledge no persons filed late reports under Section 16(a) of the Securities Exchange Act of 1934, except as follows: Mr. Ted Bruce filed a Form 5 late.

     In making these disclosures, the Company has relied solely on written representations of its directors, executive officers and 10% shareholders and copies of the reports that they have filed with the Securities and Exchange Commission.

                              SHAREHOLDER PROPOSALS

     Any shareholder intending to submit to the Company a proposal for inclusion in the Company's Proxy Statement and proxy for the 2001 Annual Meeting must submit such proposal so that the Company receives it no later than March 12, 2001.

                                  ANNUAL REPORT

     A copy of the Annual Report on Form 10-KSB for the 2000 Fiscal Year, including the financial statements and the financial statements schedules required to be filed with the U.S. Securities and Exchange Commission, may be obtained by each stockholder of record and each beneficial holder on the record date, without charge. Copies of exhibits to the Form 10-KSB are available for a reasonable fee. All such requests should be made in writing to the Company at 7321 Lincoln Way, Garden Grove, California 92841, attention William M. Stowell, Chief Financial Officer.

                             DISCRETIONARY AUTHORITY

     While the Notice of Annual Meeting of Shareholders calls for the transaction of such other business as may properly come before the meeting, the Board of Directors has no knowledge of any matters to be presented for action by the shareholders other than as set forth above. The enclosed proxy gives discretionary authority, however, to vote such proxy as the proxy holder determines in the event any additional matters should be presented.




                               WILLIAM M. STOWELL
                                    Secretary



Date:  June 26, 2000

                                   APPENDIX A
                          AGREEMENT AND PLAN OF MERGER
                                       OF
              DENSE-PAC MICROSYSTEMS, INC., A DELAWARE CORPORATION,
                                       AND
             DENSE-PAC MICROSYSTEMS, INC., A CALIFORNIA CORPORATION

     THIS AGREEMENT AND PLAN OF MERGER, dated as of , 2000 ("Merger Agreement") is entered into by and between Dense-Pac Microsystems, Inc., a California corporation ("Dense-Pac California"), and Dense-Pac Microsystems, Inc., a Delaware corporation ("Dense-Pac Delaware"), which corporations are sometimes referred to herein as the "Constituent Corporations."

                                 R E C I T A L S

     A. Dense-Pac California is a corporation duly organized and existing under the laws of the State of California and has authorized capital of 40,000,000 shares of Common Stock, no par value (the "Dense-Pac California Common Stock") and 8,000,000 shares of Preferred Stock, no par value (the "Dense-Pac California Preferred Stock"). As of , 2000, shares of Dense-Pac California Common Stock were issued and outstanding and no shares of Dense-Pac California Preferred Stock were outstanding.

     B. Dense-Pac Delaware is a corporation duly organized and existing under the laws of the State of Delaware and has authorized capital of 40,000,000 shares of Common Stock, par value $.01 per share (the "Dense-Pac Delaware Common Stock") and 8,000,000 shares of Preferred Stock, par value $.01 per share (the "Dense-Pac Delaware Preferred Stock"). As of , 2000, 1,000 shares of Dense-Pac Delaware Common Stock were issued and outstanding, all of which were held by Dense-Pac California.

     C. The Board of Directors of Dense-Pac California has determined that it is advisable and in the best interests of Dense-Pac California and its shareholders that Dense-Pac California merge with and into Dense-Pac Delaware upon the terms and subject to the conditions of this Merger Agreement for the purpose of effecting the reincorporation of Dense-Pac California in the State of Delaware.

     D. The respective Boards of Directors of Dense-Pac California and Dense-Pac Delaware have adopted and approved the terms and conditions of this Merger Agreement.

     E. The shareholders of Dense-Pac California and Dense-Pac Delaware have adopted and approved the terms and conditions of this Merger Agreement.

     F. The parties intend by this Merger Agreement to effect a reorganization under Section 368 of the Internal Revenue Code of 1986, as amended.

     NOW, THEREFORE, in consideration of the promises and the mutual covenants and agreements contained herein, the parties hereto agree, subject to the terms and conditions set forth herein, as follows:

                                       I.

                                     MERGER

     1.1 Merger. In accordance with the provisions of this Merger Agreement, the California General Corporation Law and the Delaware General Corporation Law, Dense-Pac California shall be merged with and into Dense-Pac Delaware (the "Merger"), the separate existence of Dense-Pac California shall cease and Dense-Pac Delaware shall be, and is herein sometimes referred to as, the "Surviving Corporation," and, on consummation of the Merger, the name of the Surviving Corporation shall become and be "Dense-Pac Microsystems, Inc."

     1.2 Filing and Effectiveness. The Merger shall become effective when the following actions have been completed:

          (a) All of the conditions precedent to the consummation of the Merger specified in this Merger Agreement and required under the California General Corporation Law and the Delaware General Corporation Law shall have been satisfied or duly waived by the party entitled to satisfaction thereof, which conditions shall include, without limitation, obtaining all necessary regulatory approvals;

          (b) An executed Certificate of Merger or an executed counterpart of this Merger Agreement meeting the requirements of the California General Corporation Law shall have been filed with the Secretary of State of the State of California; and

          (c) An executed Certificate of Merger or an executed counterpart of this Merger Agreement meeting the requirements of the Delaware General Corporation Law shall have been filed with the Secretary of State of the State of Delaware.

     The date and time when the Merger shall become effective is herein called the "Effective Time of the Merger."

     1.3 Effect of the Merger. At the Effective Time of the Merger, the separate existence and corporate organization of Dense-Pac California shall cease and Dense-Pac Delaware, as the Surviving Corporation, (i) shall continue to possess all of its assets, rights, powers and property as constituted immediately before the Effective Time of the Merger, (ii) shall be subject to all actions previously taken by its and Dense-Pac California's Board of Directors, (iii) shall succeed, without other transfer, to all of the assets, rights, powers and property of Dense-Pac California in the manner more fully set forth in Section 259(a) of the Delaware General Corporation Law, (iv) shall continue to be subject to all of its debts, liabilities and obligations as constituted immediately before the Effective Time of the Merger and (v) shall succeed, without other transfer, to all of the debts, liabilities and obligations of Dense-Pac California in the same manner as if Dense-Pac Delaware had itself incurred them, all as more fully provided under the applicable provisions of the Delaware General Corporation Law and the California General Corporation Law.

                                       II.

                    CHARTER DOCUMENTS, DIRECTORS AND OFFICERS

     2.1 Certificate of Incorporation. The Certificate of Incorporation of Dense-Pac Delaware as in effect immediately before the Effective Time of the Merger shall continue in full force and effect as the Certificate of Incorporation of the Surviving Corporation until duly amended or repealed in accordance with the provisions thereof and applicable law.

     2.2 Bylaws. The Bylaws of Dense-Pac Delaware as in effect immediately before the Effective Time of the Merger shall continue in full force and effect as the Bylaws of the Surviving Corporation until duly amended or repealed in accordance with the provisions thereof and applicable law.

     2.3 Officers and Directors. The persons who are officers and directors of Dense-Pac California immediately prior to the Effective Time of the Merger shall, after the Effective Time of the Merger, be the officers and directors of the Surviving Corporation, without change until their successors have been duly elected or appointed and qualified or until their earlier death, resignation or removal in accordance with the Surviving Corporation's Certificate of Incorporation, Bylaws and applicable law.

                                      III.

                          MANNER OF CONVERSION OF STOCK

     3.1 Dense-Pac California Shares. Upon the Effective Time of the Merger, each share of Dense-Pac California Common Stock, no par value, issued and outstanding immediately before the Effective Time of the Merger shall by virtue of the Merger and without any action by the Constituent Corporations, by the holder of such shares or by any other person, be converted into and become one fully paid and nonassessable share of Common Stock, $.01 par value per share, of the Surviving Corporation.

     3.2 Dense-Pac California Options, Warrants and Convertible Securities. At the Effective Time of the Merger, the Surviving Corporation shall assume and continue the deferred compensation, stock option and stock purchase plans of Dense-Pac California, and all other options, warrants and rights to purchase or acquire shares of Dense-Pac California Common Stock. At the Effective Time of the Merger, each outstanding and unexercised option, warrant and right to purchase or acquire shares of Dense-Pac California Common Stock shall, by virtue of the Merger and without any action on the part of the holder thereof, be converted into and become an option, warrant or right to purchase or acquire shares of the Surviving Corporation's Common Stock on the basis of one share of the Surviving Corporation's Common Stock for each share of Dense-Pac California Common Stock issuable pursuant to any such option, warrant or right, and under the same terms and conditions and at an exercise price per share equal to the exercise price per share applicable to any such Dense-Pac California option, warrant or right.

     A number of shares of the Surviving Corporation's Common Stock shall be reserved for issuance upon the exercise of options, warrants and other securities equal to the number of shares of Dense-Pac California Common Stock so reserved immediately before the Effective Time of the Merger.

     3.3 Dense-Pac Delaware Common Stock. Upon the Effective Time of the Merger, each share of Dense-Pac Delaware Common Stock, $.01 par value per share, issued and outstanding immediately before the Effective Time of the Merger shall, by virtue of the Merger and without any action by Dense-Pac Delaware, the holder of such shares or by any other person, be canceled and returned to the status of authorized but unissued shares.

     3.4 Exchange of Certificates. After the Effective Time of the Merger, each holder of an outstanding certificate representing shares of Dense-Pac California Common Stock may, at such shareholder's option, surrender the same for cancellation to , as transfer agent (the "Transfer Agent"), and each such holder shall be entitled to receive in exchange therefor a certificate or certificates representing the number of shares of the Surviving Corporation's Common Stock into which the surrendered shares were converted as herein provided. Until so surrendered, each outstanding certificate theretofore representing shares of Dense-Pac California Common Stock shall be deemed for all purposes to represent the number of whole shares of the Surviving Corporation's Common Stock into which the shares of Dense-Pac California Common Stock were converted in the Merger.

     The registered owner on the books and records of the Surviving Corporation or the Transfer Agent of any such outstanding certificate shall, until such certificate has been surrendered for transfer or conversion or otherwise accounted for to the Surviving Corporation or the Transfer Agent, have and be entitled to exercise any voting or other rights with respect to and to receive dividends and other distributions upon the shares of Common Stock of the Surviving Corporation represented by such outstanding certificate as provided above.

     Each certificate representing Common Stock of the Surviving Corporation so issued in the Merger shall bear the same legends, if any, with respect to restrictions on transferability as the certificates of Dense-Pac California so converted and given in exchange therefor, unless otherwise determined by the Board of Directors of the Surviving Corporation in compliance with applicable laws.

                                       IV.

                                     GENERAL

     5.1 Covenants of Dense-Pac Delaware. Dense-Pac Delaware covenants and agrees that it will, on or before the Effective Time of the Merger:

          (a) Qualify to do business as a foreign corporation in the State of California and, in connection therewith, appoint an agent for service of process as required under the provisions of Section 2105 of the California General Corporation Law.

          (b) Take such other actions as may be required by the California General Corporation Law in or to effectuate the Merger.

     5.2 Further Assurances. From time to time, as and when required by Dense-Pac Delaware or by its successors or assigns, there shall be executed and delivered on behalf of Dense-Pac California such deeds and other instruments, and there shall be taken or caused to be taken by it such further and other actions as shall be appropriate or necessary in order to vest or perfect in or conform of record or otherwise by Dense-Pac Delaware the title to and possession of all the property, interests, assets, rights, privileges, immunities, powers, franchises and authority of Dense-Pac California and otherwise to carry out the purposes of this Merger Agreement, and the officers and directors of Dense-Pac Delaware are fully authorized in the name and on behalf of Dense-Pac California or otherwise to take all such actions and to execute and deliver all such deeds and other instruments.

     5.3 Deferral. Consummation of the Merger may be deferred by the Board of Directors of Dense-Pac California for a reasonable period of time if the Board of Directors determines that deferral would be in the best interests of Dense-Pac California and its shareholders.

     5.4 Amendment. The parties hereto, by mutual consent of their respective Boards of Directors, may amend, modify or supplement this Merger Agreement in such manner as may be agreed upon by them in writing at any time before or after approval of this Merger Agreement by the shareholders of Dense-Pac California and Dense-Pac Delaware, but not later than the Effective Time of the Merger; provided, however, that no such amendment, modification or supplement not approved by the shareholders of Dense-Pac California and Dense-Pac Delaware shall adversely affect the rights of such shareholders or change any of the principal terms of this Merger Agreement.

     5.5 Abandonment. At any time before the Effective Time of the Merger, this Merger Agreement may be terminated and the Merger may be abandoned for any reason whatsoever by the Board of Directors of either Dense-Pac California or of Dense-Pac Delaware, or of both, notwithstanding the approval of this Merger Agreement by the shareholders of Dense-Pac California or Dense-Pac Delaware, or by both, if circumstances arise which make the Merger inadvisable. In the event of abandonment of this Merger Agreement, as above provided, this Merger Agreement shall become wholly void and of no effect, and no liability on the part of the Board of Directors or shareholders of Dense-Pac California or Dense-Pac Delaware shall arise by virtue of such termination.

     5.6 Expenses. If the Merger becomes effective, the Surviving Corporation shall assume and pay all expenses in connection therewith not theretofore paid by the respective parties. If for any reason the Merger shall not become effective, Dense-Pac California shall pay all expenses incurred in connection with all the proceedings taken in respect of this Merger Agreement or relating thereto.

     5.7 Registered Office. The registered office of the Surviving Corporation in the State of Delaware is located at 1013 Centre Road, Wilmington, Delaware 19805, and Corporation Service Company is the registered agent of the Surviving Corporation at such address.

     5.8 Agreement. An executed copy of this Merger Agreement will be on file at the principal place of business of the Surviving Corporation at 7321 Lincoln Way, Garden Grove, California 92841, and, upon request and without cost, a copy thereof will be furnished to any shareholder.

     5.9 Governing Law. This Merger Agreement shall in all respects be construed, interpreted and enforced in accordance with and governed by the laws of the State of Delaware and, so far as applicable, the Merger provisions of the California General Corporation Law.

     5.10 Counterparts. This Merger Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original and all of which together shall constitute one and the same instrument.

                                      (BALANCE OF PAGE INTENTIONALLY LEFT BLANK.
                                                 SIGNATURES FOLLOW ON NEXT PAGE)

     IN WITNESS WHEREOF, Dense-Pac California and Dense-Pac Delaware have caused this Merger Agreement to be signed by their respective duly authorized officers.


                                               DENSE-PAC MICROSYSTEMS, INC.,
                                               a California corporation


                                               By:
                                                  ---------------------------



ATTEST:


----------------------------


                                               DENSE-PAC MICROSYSTEMS, INC.
                                               a Delaware corporation


                                               By:
                                                  ---------------------------



ATTEST:


----------------------------

                                   APPENDIX B
                          CERTIFICATE OF INCORPORATION

                                       OF

                          DENSE-PAC MICROSYSTEMS, INC.


                                ARTICLE I - NAME

          The name of this Corporation is Dense-Pac Microsystems, Inc.


                    ARTICLE II - REGISTERED OFFICE AND AGENT

     The registered office of the Corporation in the State of Delaware is located 1013 Centre Road, Wilmington, Delaware 19805, County of New Castle, and Corporation Service Company is the registered agent of the Corporation.

                              ARTICLE III - PURPOSE

     The purpose of the Corporation is to engage in any lawful act or activity for which corporations may be organized under the Delaware General Corporation Law, as amended from time to time.

                         ARTICLE IV - AUTHORIZED CAPITAL

     The aggregate number of shares of all classes of stock that the Corporation shall have authority to issue is 48,000,000 shares, consisting of (a) 40,000,000 shares of Common Stock, $.01 par value per share (the "Common Stock"), and (b) 8,000,000 shares of Preferred Stock, $.01 par value per share (the "Preferred Stock").

     The Board of Directors is authorized, subject to limitations prescribed by law, to provide for the issuance of the shares of Preferred Stock in one or more series, and by filing a certificate as required by the General Corporation Law of the State of Delaware, to establish from time to time the number of shares to be included in each such series, and to fix the designation, powers, preferences and relative, participating, optional or other special rights of the shares of each such series and any qualifications, limitations or restrictions thereof.

     The authority of the Board with respect to each series shall include, but not limited to, determination of the following:

     (a) The number of shares constituting that series and the distinctive designation of that series;

     (b) The dividend rate on the shares of that series, whether dividends shall be cumulative and, if so, from which date or dates, and the relative rights of priority, if any, of payment of dividends on shares of that series;

     (c) Whether that series shall have voting rights, in addition to the voting rights provided by law and, if so, the terms of such voting rights;

     (d) Whether that series shall have conversion privileges and, if so, the terms and conditions of such conversion including provision for adjustment of the conversion rate in such events as the Board of Directors shall determine;

     (e) Whether or not the shares of that series shall be redeemable and, if so, the terms and conditions of such redemption, including the date or dates upon or after which they shall be redeemable and the amount per share payable in case of redemption, which amount May vary under different conditions and at different redemption dates;

     (f) Whether that series shall have a sinking fund for the redemption or purchase of shares of that series and, if so, the terms and amount of such sinking fund; and

     (g) The rights of the shares of that series in the event if voluntary or involuntary liquidation, dissolution or winding up of the Corporation, and the relative rights of priority, if any, of payment of shares of that series.

                 ARTICLE V - LIMITATION OF DIRECTORS' LIABILITY

     A director of this Corporation shall not be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, provided that this provision shall not eliminate or limit the liability of a director: (i) for any breach of his duty of loyalty to the Corporation or its stockholders; (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of the law; (iii) under Section 174 of the Delaware General Corporation Law; or (iv) for any transaction from which the director derives an improper personal benefit. If the Delaware General Corporation Law is hereafter amended to authorize corporate action further limiting or eliminating the personal liability of directors, then the liability of the directors of the Corporation shall be limited or eliminated to the fullest extent permitted by the Delaware General Corporation Law, as so amended from time to time. Any repeal or modification of this Article (V) by the stockholders of the Corporation shall be prospective only, and shall not adversely affect any limitation on the personal liability of a director of the Corporation existing at the time of such repeal or modification.

                    ARTICLE VI - NUMBER AND REMOVAL DIRECTORS

     The number of directors that constitute the whole Board of Directors of the Corporation, the manner in which they shall be elected, their respective terms of office and their removal from office shall be as provided in the Bylaws of the Corporation.

                        ARTICLE VII - AMENDMENT OF BYLAWS

     In furtherance and not in limitation of the powers conferred by the laws of the State of Delaware, the Board of Directors of the Corporation shall have the power and authority to make, alter, amend, change, add to or repeal the Bylaws of the Corporation. The Bylaws of the Corporation May also be altered, amended, changed, added to or repealed by the affirmative vote of a majority of the outstanding voting stock of the Corporation entitled to vote on such matters, voting together as a single class.

            ARTICLE VIII - SPECIAL MEETING AND ACTION BY STOCKHOLDERS

     The only persons entitled to call a special meeting of the Corporation's stockholders are those persons named in the Corporation's Bylaws.

     No action that is required or permitted to be taken by the stockholders of the Corporation at any annual or special meeting of the stockholders may be taken by written consent of the stockholders in lieu of a meeting of the stockholders, unless the action to be effectuated by written consent of stockholders, and also the taking of such action by such written consent, shall have expressly been approved in advance by the Board of Directors of the Corporation

     Notwithstanding anything contained in this Certificate of Incorporation to the contrary, the affirmative vote of not less than a majority of the voting shares of this Corporation, voting together as a single class, shall be required to amend, repeal or adopt any provision inconsistent with this Article VIII.

                            ARTICLE IX - INCORPORATOR

The name and address of the Incorporator of the Corporation is as follows:

                           William Stowell
                           7321 Lincoln Way
                           Garden Grove, California  92841

     I, THE UNDERSIGNED, being the Incorporator, for the purpose of forming a corporation under the laws of the State of Delaware, do make, file and record this Certificate of Incorporation, do certify that the facts herein stated are true, and accordingly, have hereunto set my hand this ____ day of __________, 2000.


                                            /s/ William Stowell
                                            -----------------------------------
                                            William Stowell

                                   APPENDIX C










                                     BYLAWS

                                       OF

                          DENSE-PAC MICROSYSTEMS, INC.,
                             A DELAWARE CORPORATION





                              AS ADOPTED ___, 2000

                               TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----
ARTICLE I OFFICES                                                             1


SECTION 1.   REGISTERED OFFICE                                                1

SECTION 2.   OTHER OFFICES                                                    1

SECTION 3.   BOOKS                                                            1


ARTICLE II MEETINGS OF STOCKHOLDERS                                           1


SECTION 1.   PLACE OF MEETINGS                                                1

SECTION 2.   ANNUAL MEETINGS                                                  1

SECTION 3.   SPECIAL MEETINGS                                                 1

SECTION 4.   NOTIFICATION OF BUSINESS TO BE TRANSACTED AT MEETING             2

SECTION 5.   NOTICE; WAIVER OF NOTICE                                         2

SECTION 6.   QUORUM; ADJOURNMENT                                              2

SECTION 7.   VOTING                                                           2

SECTION 8.   STOCKHOLDER ACTION BY WRITTEN CONSENT WITHOUT A MEETING          3

SECTION 9.   LIST OF STOCKHOLDERS ENTITLED TO VOTE                            3

SECTION 10.  STOCK LEDGER                                                     3

SECTION 11.  INSPECTORS OF ELECTION                                           3

SECTION 12.  ORGANIZATION                                                     3

SECTION 13.  ORDER OF BUSINESS                                                4


ARTICLE III DIRECTORS                                                         4


SECTION 1.   POWERS                                                           4

SECTION 2.   NUMBER AND ELECTION OF DIRECTORS                                 4

SECTION 3.   VACANCIES                                                        4

SECTION 4.   TIME AND PLACE OF MEETINGS                                       4

SECTION 5.   ANNUAL MEETING                                                   4

SECTION 6.   REGULAR MEETINGS                                                 5

SECTION 7.   SPECIAL MEETINGS                                                 5

SECTION 8.   QUORUM; VOTE REQUIRED FOR ACTION; ADJOURNMENT                    5

SECTION 9.   ACTION BY WRITTEN CONSENT                                        5

SECTION 10.  TELEPHONE MEETINGS                                               5

SECTION 11.  COMMITTEES                                                       6

SECTION 12.  COMPENSATION                                                     6

SECTION 13.  INTERESTED DIRECTORS                                             6


ARTICLE IV OFFICERS                                                           6


SECTION 1.   OFFICERS                                                         6

SECTION 2. APPOINTMENT OF OFFICERS                                            7

SECTION 3. SUBORDINATE OFFICERS                                               7

SECTION 4. REMOVAL AND RESIGNATION OF OFFICERS                                7

SECTION 5. VACANCIES IN OFFICES                                               7

SECTION 6. CHAIRMAN OF THE BOARD                                              7

SECTION 7. VICE CHAIRMAN OF THE BOARD                                         7

SECTION 8. CHIEF EXECUTIVE OFFICER                                            7

SECTION 9. PRESIDENT                                                          8

SECTION 10. VICE PRESIDENT                                                    8

SECTION 11. SECRETARY                                                         8

SECTION 12. CHIEF FINANCIAL OFFICER                                           8


ARTICLE V STOCK                                                               9


SECTION 1.  FORM OF CERTIFICATES                                              9

SECTION 2.  SIGNATURES                                                        9

SECTION 3.  LOST CERTIFICATES                                                 9

SECTION 4.  TRANSFERS                                                         9

SECTION 5.  RECORD HOLDERS                                                    9


ARTICLE VI INDEMNIFICATION                                                    9


SECTION 1.  RIGHT TO INDEMNIFICATION                                          9

SECTION 2.  RIGHT OF INDEMNITEE TO BRING SUIT                                10

SECTION 3.  NON-EXCLUSIVITY OF RIGHTS                                        11

SECTION 4.  INSURANCE                                                        11

SECTION 5.  INDEMNIFICATION OF EMPLOYEES OR AGENTS OF THE CORPORATION        11

SECTION 6.  INDEMNIFICATION CONTRACTS                                        11

SECTION 7.  EFFECT OF AMENDMENT                                              11


ARTICLE VII GENERAL PROVISIONS                                               11


SECTION 1.  DIVIDENDS                                                        11

SECTION 2.  DISBURSEMENTS                                                    11

SECTION 3.  FISCAL YEAR                                                      11

SECTION 4.  CORPORATE SEAL                                                   12

SECTION 5.  RECORD DATE                                                      12

SECTION 6.  VOTING OF STOCK OWNED BY THE CORPORATION                         12

SECTION 7.  CONSTRUCTION AND DEFINITIONS                                     12

SECTION 8.  AMENDMENTS                                                       12

                                     BYLAWS
                                       OF
                          DENSE-PAC MICROSYSTEMS, INC.,
                             A DELAWARE CORPORATION


                                    ARTICLE I
                                     OFFICES


     SECTION 1. REGISTERED OFFICE. The registered office of the Corporation in the State of Delaware shall be in the City of Wilmington, County of New Castle.

     SECTION 2. OTHER OFFICES. The Corporation may also have offices at such other places both within and without the State of Delaware as the Board of Directors may from time to time determine or the business of the Corporation may require.

     SECTION 3. BOOKS. The books of the Corporation may be kept within or without the State of Delaware as the Board of Directors may from time to time determine or the business of the Corporation may require.

                                   ARTICLE II
                            MEETINGS OF STOCKHOLDERS

     SECTION 1. PLACE OF MEETINGS. All meetings of stockholders for the election of directors shall be held at such place either within or without the State of Delaware as may be fixed from time to time by the Board of Directors, or at such other place either within or without the State of Delaware as shall be designated from time to time by the Board of Directors and stated in the notice of the meeting. Meetings of stockholders for any other purpose may be held at such time and place, within or without the State of Delaware, as shall be stated in the notice of the meeting or in a duly executed waiver of notice thereof.

     SECTION 2. ANNUAL MEETINGS. Annual meetings of stockholders shall be held at a time and date designated by the Board of Directors for the purpose of electing directors and transacting such other business as may properly be brought before the meeting.

     SECTION 3. SPECIAL MEETINGS. Special meetings of stockholders, for any purpose or purposes, unless otherwise prescribed by statute or by the Certificate of Incorporation, may be called by the President and shall be called by the President or Secretary at the request in writing of a majority of the Board of Directors, or at the request in writing of a stockholder or stockholders owning stock of the Corporation possessing ten percent (10%) of the voting power possessed by all of the then outstanding capital stock of any class of the Corporation entitled to vote. Such request shall state the purpose or purposes of the proposed meeting.

     SECTION 4. NOTIFICATION OF BUSINESS TO BE TRANSACTED AT MEETING. To be properly brought before a meeting, business must be (a) specified in the notice of meeting (or any supplement thereto) given by or at the direction of the Board of Directors, (b) otherwise properly brought before the meeting by or at the direction of the Board of Directors, or (c) otherwise properly brought before the meeting by a stockholder entitled to vote at the meeting.

     SECTION 5. NOTICE; WAIVER OF NOTICE. Whenever stockholders are required or permitted to take any action at a meeting, a written notice of the meeting shall be given which shall state the place, date and hour of the meeting, and, in the case of a special meeting, the purpose or purposes for which the meeting is called. Unless otherwise required by law, such notice shall be given not less than ten (10) nor more than sixty (60) days before the date of the meeting to each stockholder of record entitled to vote at such meeting. If mailed, such notice shall be deemed to be given when deposited in the mail, postage prepaid, directed to the stockholder at his address as it appears on the records of the Corporation. A written waiver of any such notice signed by the person entitled thereto, whether before or after the time stated therein, shall be deemed equivalent to notice. Attendance of a person at a meeting shall constitute a waiver of notice of such meeting, except when the person attends the meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened.

     SECTION 6. QUORUM; ADJOURNMENT. Except as otherwise required by law, or provided by the Certificate of Incorporation or these Bylaws, the holders of a majority of the capital stock issued and outstanding and entitled to vote thereat, present in person or represented by proxy, shall constitute a quorum for the transaction of business at all meetings of the stockholders. A meeting at which a quorum is initially present may continue to transact business, notwithstanding the withdrawal of enough votes to leave less than a quorum, if any action taken is approved by at least a majority of the required quorum to conduct that meeting. If, however, such quorum shall not be present or represented at any meeting of the stockholders, the stockholders entitled to vote thereat, present in person or represented by proxy, shall have power to adjourn the meeting from time to time, without notice other than announcement at the meeting of the time and place of the adjourned meeting, until a quorum shall be present or represented. At such adjourned meeting at which a quorum shall be present or represented, any business may be transacted which might have been transacted at the meeting as originally noticed. If the adjournment is for more than thirty (30) days, or if after the adjournment a new record date is fixed for the adjourned meeting, a notice of the adjourned meeting shall be given to each stockholder entitled to vote at the meeting.

     SECTION 7. VOTING. Except as otherwise required by law, or provided by the Certificate of Incorporation or these Bylaws, any question brought before any meeting of stockholders at which a quorum is present shall be decided by the vote of the holders of a majority of the stock represented and entitled to vote thereat. Unless otherwise provided in the Certificate of Incorporation, each stockholder represented at a meeting of stockholders shall be entitled to cast one vote for each share of the capital stock entitled to vote thereat held by such stockholder. Such votes may be cast in person or by proxy, but no proxy shall be voted on or after three (3) years from its date, unless such proxy provides for a longer period. Elections of directors need not be by ballot unless the Chairman of the meeting so directs or unless a stockholder demands election by ballot at the meeting and before the voting begins.

     SECTION 8. STOCKHOLDER ACTION BY WRITTEN CONSENT WITHOUT A MEETING. Except as otherwise provided in the Certificate of Incorporation, any action which may be taken at any annual or special meeting of stockholders, may be taken without a meeting and without prior notice, if a consent in writing, setting forth the action so taken, is signed by the holders of outstanding shares having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted. All such consents shall be filed with the Secretary of the Corporation and shall be maintained in the corporate records. Prompt notice of the taking of corporate action without a meeting by less than unanimous written consent shall be given to those stockholders who have not consented in writing.

     SECTION 9. LIST OF STOCKHOLDERS ENTITLED TO VOTE. The officer who has charge of the stock ledger of the Corporation shall prepare and make, at least ten (10) days before every meeting of stockholders, a complete list of the stockholders entitled to vote at the meeting, arranged in alphabetical order, and showing the address of each stockholder and the number of shares registered in the name of each stockholder. Such list shall be open to the examination of any stockholder, for any purpose germane to the meeting, during ordinary business hours, for a period of at least ten (10) days prior to the meeting, either at a place within the city where the meeting is to be held, which place shall be specified in the notice of the meeting, or, if not so specified, at the place where the meeting is to be held. The list shall also be produced and kept at the time and place of the meeting during the whole time thereof, and may be inspected by any stockholder of the Corporation who is present.

     SECTION 10. STOCK LEDGER. The stock ledger of the Corporation shall be the only evidence as to who are the stockholders entitled to examine the stock ledger, the list required by Section 9 of this Article II or the books of the Corporation, or to vote in person or by proxy at any meeting of stockholders.

     SECTION 11. INSPECTORS OF ELECTION. In advance of any meeting of stockholders, the Board of Directors may appoint one or more persons (who shall not be candidates for office) as inspectors of election to act at the meeting or any adjournment thereof. If an inspector or inspectors are not so appointed, or if an appointed inspector fails to appear or fails or refuses to act at a meeting, the Chairman of any meeting of stockholders may, and on the request of any stockholder or his proxy shall, appoint an inspector or inspectors of election at the meeting. The duties of such inspector(s) shall include: determining the number of shares outstanding and the voting power of each; the shares represented at the meeting; the existence of a quorum; the authenticity, validity and effect of proxies; receiving votes, ballots or consents; hearing and determining all challenges and questions in any way arising in connection with the right to vote; counting and tabulating all votes or consents; determining the result; and such acts as may be proper to conduct the election or vote with fairness to all stockholders. In the event of any dispute between or among the inspectors, the determination of the majority of the inspectors shall be binding.

     SECTION 12. ORGANIZATION. At each meeting of stockholders the Chairman of the Board of Directors, if one shall have been elected, (or in his absence or if one shall not have been elected, the President) shall act as Chairman of the meeting. The Secretary (or in his absence or inability to act, the person whom the Chairman of the meeting shall appoint secretary of the meeting) shall act as secretary of the meeting and keep the minutes thereof.

     SECTION 13. ORDER OF BUSINESS. The Chairman of the meeting shall determine the order and manner of transacting business at all meetings of stockholders.

                                   ARTICLE III
                                    DIRECTORS

     SECTION 1. POWERS. Except as otherwise required by law or provided by the Certificate of Incorporation, the business and affairs of the Corporation shall be managed by or under the direction of the Board of Directors.

     SECTION 2. NUMBER AND ELECTION OF DIRECTORS. Subject to any limitations in the Certificate of Incorporation, the authorized number of directors of the Corporation shall be six (6) until changed by an amendment to this Bylaw adopted by the affirmative vote of a majority of the entire Board of Directors. Directors shall be elected at each annual meeting of stockholders to replace directors whose terms then expire, and each director elected shall hold office until his successor is duly elected and qualified, or until his earlier death, resignation or removal. Any director may resign at any time effective upon giving written notice to the Board of Directors, unless the notice specifies a later time for such resignation to become effective. Unless otherwise specified therein, the acceptance of such resignation shall not be necessary to make it effective. If the resignation of a director is effective at a future time, the Board of Directors may elect a successor prior to such effective time to take office when such resignation becomes effective. Directors need not be stockholders.

     SECTION 3. VACANCIES. Subject to the limitations in the Certificate of Incorporation, vacancies in the Board of Directors resulting from death, resignation, removal or otherwise and newly created directorships resulting from any increase in the authorized number of directors may be filled by a majority of the directors then in office, although less than a quorum, or by a sole remaining director. Each director so selected shall hold office for the remainder of the full term of office of the former director which such director replaces and until his successor is duly elected and qualified, or until his earlier death, resignation or removal. No decrease in the authorized number of directors constituting the Board of Directors shall shorten the term of any incumbent directors.

     SECTION 4. TIME AND PLACE OF MEETINGS. The Board of Director shall hold its meetings at such place, either within or without the State of Delaware, and at such time as may be determined from time to time by the Board of Directors.

     SECTION 5. ANNUAL MEETING. The Board of Directors shall meet for the purpose of organization, the election of officers and the transaction of other business, as soon as practicable after each annual meeting of stockholders, on the same day and at the same place where such annual meeting shall be held. Notice of such meeting need not be given. In the event such annual meeting is not so held, the annual meeting of the Board of Directors may be held at such place, either within or without the State of Delaware, on such date and at such time as shall be specified in a notice thereof given as hereinafter provided in
Section 7 of this Article III or in a waiver of notice thereof.

     SECTION 6. REGULAR MEETINGS. Regular meetings of the Board of Directors may be held at such places within or without the State of Delaware at such date and time as the Board of Directors may from time to time determine and, if so determined by the Board of Directors, notices thereof need not be given.

     SECTION 7. SPECIAL MEETINGS. Special meetings of the Board of Directors may be called by the Chairman of the Board, the President, the Secretary or by any director. Notice of the date, time and place of special meetings shall be delivered personally or by telephone to each director or sent by first-class mail or telegram, charges prepaid, addressed to each director at the director's address as it is shown on the records of the Corporation. In case the notice is mailed, it shall be deposited in the United States mail at least four (4) days before the time of the holding of the meeting. In case the notice is delivered personally or by telephone or telegram, it shall be delivered personally or by telephone or to the telegraph company at least forty-eight (48) hours before the time of the holding of the meeting. The notice need not specify the purpose of the meeting. A written waiver of any such notice signed by the person entitled thereto, whether before or after the time stated therein, shall be deemed equivalent to notice. Attendance of a person at a meeting shall constitute a waiver of notice of such meeting, except when the person attends the meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened.

     SECTION 8. QUORUM; VOTE REQUIRED FOR ACTION; ADJOURNMENT. Except as otherwise required by law, or provided in the Certificate of Incorporation or these Bylaws, a majority of the directors shall constitute a quorum for the transaction of business at all meetings of the Board of Directors and the affirmative vote of not less than a majority of the directors present at any meeting at which there is a quorum shall be the act of the Board of Directors. If a quorum shall not be present at any meeting of the Board of Directors, the directors present thereat may adjourn the meeting, from time to time, without notice other than announcement at the meeting, until a quorum shall be present. A meeting at which a quorum is initially present may continue to transact business, notwithstanding the withdrawal of directors, if any action taken is approved by at least a majority of the required quorum to conduct that meeting. When a meeting is adjourned to another time or place (whether or not a quorum is present), notice need not be given of the adjourned meeting if the time and place thereof are announced at the meeting at which the adjournment is taken. At the adjourned meeting, the Board of Directors may transact any business that might have been transacted at the original meeting.

     SECTION 9. ACTION BY WRITTEN CONSENT. Unless otherwise restricted by the Certificate of Incorporation, any action required or permitted to be taken at any meeting of the Board of Directors or of any committee thereof may be taken without a meeting if all the members of the Board of Directors or committee, as the case may be, consent thereto in writing, and the writing or writings are filed with the minutes of proceedings of the Board of Directors or committee.

     SECTION 10. TELEPHONE MEETINGS. Unless otherwise restricted by the Certificate of Incorporation, members of the Board of Directors of the Corporation, or any committee designated by the Board of Directors, may participate in a meeting of the Board of Directors or such committee, as the case may be, by conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other. Participation in a meeting pursuant to this Section 10 shall constitute presence in person at such meeting.

     SECTION 11. COMMITTEES. The Board of Directors may, by resolution passed unanimously by the entire Board, designate one or more committees, each committee to consist of one or more of the directors of the Corporation. The Board of Directors may designate one or more directors as alternate members of any such committee, who may replace any absent or disqualified member at any meeting of the committee. In the event of absence or disqualification of a member of a committee, and in the absence of a designation by the Board of Directors of an alternate member to replace the absent or disqualified member, the committee member or members present at any meeting and not disqualified from voting, whether or not he or they constitute a quorum, may unanimously appoint another member of the Board of Directors to act at the meeting in the place of the absent or disqualified member. Any committee, to the extent allowed by law and as provided in the resolution establishing such committee, shall have and may exercise all the power and authority of the Board of Directors in the management of the business and affairs of the Corporation, but no such committee shall have the power or authority in reference to amending the Certificate of Incorporation, adopting an agreement of merger or consolidation, recommending to the stockholders the sale, lease or exchange of all or substantially all of the Corporation's property and assets, recommending to the stockholders a dissolution of the Corporation or a revocation of a dissolution, or amending the Bylaws of the Corporation; and, unless the resolution or the Certificate of Incorporation expressly so provides, no such committee shall have the power or authority to declare a dividend or to authorize the issuance of stock. Each committee shall keep regular minutes of its meetings and report to the Board of Directors when required.

     SECTION 12. COMPENSATION. The directors may be paid such compensation for their services as the Board of Directors shall from time to time determine.

     SECTION 13. INTERESTED DIRECTORS. No contract or transaction between the Corporation and one or more of its directors or officers, or between the Corporation and any other corporation, partnership, association, or other organization in which one or more of its directors or officers are directors or officers, or have a financial interest, shall be void or voidable solely for this reason, or solely because the director or officer is present at or participates in the meeting of the Board of Directors or the committee thereof which authorizes the contract or transaction, or solely because his of their votes are counted for such purpose if: (i) the material facts as to his or their relationship or interest and as to the contract or transaction are disclosed or are known to the Board of Directors or the committee, and the Board of Directors or committee in good faith authorizes the contract or transaction by the affirmative votes of a majority of the disinterested directors, even though the disinterested directors be less than a quorum; or (ii) the material facts as to his or their relationship or interest and as to the contract or transaction are disclosed or are known to the stockholders entitled to vote thereon, and the contract or transaction is specifically approved in good faith by vote of the stockholders; or (iii) the contract or transaction is fair as to the Corporation as of the time it is authorized, approved or ratified, by the Board of Directors, a committee thereof, or the stockholders. Common or interested directors may be counted in determining the presence of a quorum at a meeting of the Board of Directors or of a committee that authorizes the contract or transaction.

                                   ARTICLE IV
                                    OFFICERS

     SECTION 1. OFFICERS. The officers of the Corporation shall be a President, a Secretary and a Chief Financial Officer. The Corporation may also have, at the discretion of the Board of Directors, a Chairman of the Board, a Vice Chairman of the Board, a Chief Executive Officer, one or more Vice Presidents, one or more Assistant Financial Officers and Treasurers, one or more Assistant Secretaries and such other officers as may be appointed in accordance with the provisions of Section 3 of this Article IV.

     SECTION 2. APPOINTMENT OF OFFICERS. The officers of the Corporation, except such officers as may be appointed in accordance with the provisions of Section 3 or Section 5 of this Article IV, shall be appointed by the Board of Directors, and each shall serve at the pleasure of the Board, subject to the rights, if any, of an officer under any contract of employment.

     SECTION 3. SUBORDINATE OFFICERS. The Board of Directors may appoint, and may empower the Chief Executive Officer or President to appoint, such other officers as the business of the Corporation may require, each of whom shall hold office for such period, have such authority and perform such duties as are provided in the Bylaws or as the Board of Directors may from time to time determine.

     SECTION 4. REMOVAL AND RESIGNATION OF OFFICERS. Subject to the rights of an officer under any contract, any officer may be removed at any time, with or without cause, by the Board of Directors or, except in case of an officer chosen by the Board of Directors, by any officer upon whom such power of removal may be conferred by the Board of Directors.

     Any officer may resign at any time by giving written notice to the Corporation. Any resignation shall take effect at the date of the receipt of that notice or at any later time specified in that notice; and, unless otherwise specified in that notice, the acceptance of the resignation shall not be necessary to make it effective. Any resignation shall be without prejudice to the rights of the Corporation under any contract to which the officer is a party.

     SECTION 5. VACANCIES IN OFFICES. A vacancy in any office because of death, resignation, removal, disqualification or any other cause shall be filled in the manner prescribed in these Bylaws for regular appointments to that office.

     SECTION 6. CHAIRMAN OF THE BOARD. The Chairman of the Board, if such an officer is elected, shall, if present, preside at meetings of the stockholders and of the Board of Directors. He shall, in addition, perform such other functions (if any) as may be prescribed by the Bylaws or the Board of Directors.

     SECTION 7. VICE CHAIRMAN OF THE BOARD. The Vice Chairman of the Board, if such an officer is elected, shall, in the absence or disability of the Chairman of the Board, perform all duties of the Chairman of the Board and when so acting shall have all the powers of and be subject to all of the restrictions upon the Chairman of the Board. The Vice Chairman of the Board shall have such other powers and duties as may be prescribed by the Board of Directors or the Bylaws.

     SECTION 8. CHIEF EXECUTIVE OFFICER. The Chief Executive Officer of the Corporation shall, subject to the control of the Board of Directors, have general supervision, direction and control of the business and the officers of the Corporation. He shall exercise the duties usually vested in the chief executive officer of a corporation and perform such other powers and duties as may be assigned to him from time to time by the Board of Directors or prescribed by the Bylaws. In the absence of the Chairman of the Board and any Vice Chairman of the Board, the Chief Executive Officer shall preside at all meetings of the stockholders and of the Board of Directors.

     SECTION 9. PRESIDENT. The President of the Corporation shall, subject to the control of the Board of Directors and the Chief Executive Officer of the Corporation, if there be such an officer, have general powers and duties of management usually vested in the office of president of a corporation and shall have such other powers and duties as may be prescribed by the Board of Directors or the Bylaws or the Chief Executive Officer of the Corporation. In the absence of the Chairman of the Board, Vice Chairman of the Board and Chief Executive Officer, the President shall preside at all meetings of the Board of Directors and stockholders.

     SECTION 10. VICE PRESIDENT. In the absence or disability of the President, the Vice Presidents, if any, in order of their rank as fixed by the Board of Directors or, if not ranked, a Vice President designated by the Board of Directors, shall perform all the duties of the President, and when so acting shall have all the powers of, and subject to all the restrictions upon, the President. The Vice Presidents shall have such other powers and perform such other duties as from time to time may be prescribed for them respectively by the Board of Directors or the Bylaws, and the President, or the Chairman of the Board.

     SECTION 11. SECRETARY. The Secretary shall keep or cause to be kept, at the principal executive office or such other place as the Board of Directors may direct, a book of minutes of all meetings and actions of Directors, committees of Directors, and stockholders, with the time and place of holding, whether regular or special, and, if special, how authorized, the notice given, the names of those present at Directors' meetings or committee meetings, the number of shares present or represented at stockholders' meetings, and a summary of the proceedings.

     The Secretary shall keep, or cause to be kept, at the principal executive office or at the office of the Corporation's transfer agent or registrar, as determined by resolution of the Board of Directors, a share register, or a duplicate share register, showing the names of all stockholders and their addresses, the number and classes of shares held by each, the number and date of certificates issued for the same, and the number and date of cancellation of every certificate surrendered for cancellation.

     The Secretary shall give, or cause to be given, notice of all meetings of the stockholders and of the Board of Directors required by the Bylaws or by law to be given, and he shall keep or cause to be kept the seal of the Corporation if one be adopted, in safe custody, and shall have such powers and perform such other duties as may be prescribed by the Board of Directors or by the Bylaws.

     SECTION 12. CHIEF FINANCIAL OFFICER. The Chief Financial Officer shall keep and maintain, or cause to be kept and maintained, adequate and correct books and records of accounts of the properties and business transactions of the Corporation. The Chief Financial Officer shall deposit all moneys and other valuables in the name and to the credit of the Corporation with such depositories as may be designated by the Board of Directors. He shall make such disbursements of the funds of the Corporation as are authorized and shall render from time to time an account of all of his transactions as Chief Financial Officer and of the financial condition of the Corporation. The Chief Financial Officer shall also have such other powers and perform such other duties as may be prescribed by the Board of Directors or the Bylaws.

                                    ARTICLE V
                                      STOCK

     SECTION 1. FORM OF CERTIFICATES. Every holder of stock in the Corporation shall be entitled to have a certificate signed by, or in the name of the Corporation (i) by the Chairman or Vice Chairman of the Board of Directors, or the President or a Vice President and (ii) by the Chief Financial Officer or the Treasurer or an Assistant Treasurer, or the Secretary or an Assistant Secretary of the Corporation, certifying the number of shares owned by such stockholder in the Corporation.

     SECTION 2. SIGNATURES. Any or all of the signatures on the certificate may be a facsimile. In case any officer, transfer agent or registrar who has signed or whose facsimile signature has been placed upon a certificate shall have ceased to be such officer, transfer agent or registrar before such certificate is issued, it may be issued by the Corporation with the same effect as if he were such officer, transfer agent or registrar at the date of issue.

     SECTION 3. LOST CERTIFICATES. The Corporation may issue a new certificate to be issued in place of any certificate theretofore issued by the Corporation, alleged to have been lost, stolen or destroyed, upon the making of an affidavit of that fact by the person claiming the certificate to be lost, stolen or destroyed. The Corporation may, in the discretion of the Board of Directors and as a condition precedent to the issuance of such new certificate, require the owner of such lost, stolen, or destroyed certificate, or his legal representative, to give the Corporation a bond (or other security) sufficient to indemnify it against any claim that may be made against the Corporation (including any expense or liability) on account of the alleged loss, theft or destruction of any such certificate or the issuance of such new certificate.

     SECTION 4. TRANSFERS. Stock of the Corporation shall be transferable in the manner prescribed by law and in these Bylaws or in any agreement with the stockholder making the transfer.

Transfers of stock shall be made on the books of the Corporation only by the person named in the certificate or by his attorney lawfully constituted in writing and upon the surrender of the certificate therefor, which shall be canceled before a new certificate shall be issued.

     SECTION 5. RECORD HOLDERS. The Corporation shall be entitled to recognize the exclusive right of a person registered on its books as the record holder of shares to receive dividends, and to vote as such record holder, and to hold liable for calls and assessments a person registered on its books as the record holder of shares, and shall not be bound to recognize any equitable or other claim to or interest in such share or shares on the part of any other person, whether or not it shall have express or other notice thereof, except as otherwise required by law.

                                   ARTICLE VI
                                 INDEMNIFICATION

     SECTION 1. RIGHT TO INDEMNIFICATION. Each person who was or is made a party or is threatened to be made a party to or is otherwise involved in any action, suit or proceeding, whether civil, criminal, administrative or investigative (hereinafter a "proceeding"), by reason of the fact that he or she is or was a director or officer of the Corporation or is or was serving at the request of the Corporation as a director or officer of another corporation or of a partnership, joint venture, trust or other enterprise, including service with respect to employee benefit plans (hereinafter an "indemnitee"), whether the basis of such proceeding is alleged action in an official capacity as a director or officer or in any other capacity while serving as a director or officer, shall be indemnified and held harmless by the Corporation to the fullest extent authorized by the Delaware General Corporation Law, as the same exists or may hereafter be amended (but, in the case of any such amendment, only to the extent that such amendment permits the Corporation to provide broader indemnification rights than such law permitted the Corporation to provide prior to such amendment), against all expense, liability and loss (including attorneys' fees, judgments, fines, ERISA excise taxes or penalties and amounts paid in settlement) reasonably incurred or suffered by such indemnitee in connection therewith and such indemnification shall continue as to an indemnitee who has ceased to be a director or officer and shall inure to the benefit of the indemnitee's heirs, executors and administrators; provided, however, that, except as provided in Section 2 of this Article VI with respect to proceedings to enforce rights to indemnification, the Corporation shall indemnify any such indemnitee in connection with a proceeding (or part thereof) initiated by such indemnitee only if such proceeding (or part thereof) was authorized by the Board of Directors of the Corporation. The right to indemnification conferred in this Section shall be a contract right and shall include the right to be paid by the Corporation the expenses incurred in defending any such proceeding in advance of its final disposition (hereinafter an "advancement of expenses"); provided, however, that, if the Delaware General Corporation Law requires, an advancement of expenses incurred by an indemnitee in his or her capacity as a director or officer (and not in any other capacity in which service was or is rendered by such indemnitee, including without limitation, service to an employee benefit plan) shall be made only upon delivery to the Corporation of an undertaking, by or on behalf of such indemnitee, to repay all amounts so advanced if it shall ultimately be determined by final judicial decision from which there is no further right to appeal that such indemnitee is not entitled to be indemnified for such expenses under this Article VI or otherwise (hereinafter an "undertaking").

     SECTION 2. RIGHT OF INDEMNITEE TO BRING SUIT. If the Corporation does not pay a claim under Section 1 of this Article VI in full within forty-five (45) days after the Corporation has received a written claim, the indemnitee may at any time thereafter bring suit against the Corporation to recover the unpaid amount of the claim. If successful in whole or part in any such suit or in a suit brought by the Corporation to recover an advancement of expenses pursuant to the terms of an undertaking, the indemnitee shall be entitled to be paid also the expense of prosecuting or defending such suit. In (i) any suit brought by the indemnitee to enforce a right to indemnification hereunder (but not in a suit brought by the indemnitee to enforce a right to an advancement of expenses) it shall be a defense that, and (ii) any suit by the Corporation to recover an advancement of expenses pursuant to the terms of an undertaking the Corporation shall be entitled to recover such expenses upon a final adjudication that, the indemnitee has not met the applicable standard of conduct set forth in the Delaware General Corporation Law. Neither the failure of the Corporation (including its Board of Directors, independent legal counsel, or its stockholders) to have made a determination prior to the commencement of such suit that indemnification of the indemnitee is proper in the circumstances because the indemnitee has met the applicable standard of conduct set forth in the Delaware General Corporation Law, nor an actual determination by the Corporation (including its Board of Directors, independent legal counsel, or its stockholders) that the indemnitee has not met such applicable standard of conduct, shall create a presumption that the indemnitee has not met the applicable standard of conduct or, in the case of such a suit brought by indemnitee, be a defense to such suit. In any suit brought by the indemnitee to enforce a right hereunder, or by the Corporation to recover an advancement of expenses pursuant to the terms of an undertaking, the burden of proving that the indemnitee is not entitled to be indemnified or to such advancement of expenses under this Article VI or otherwise shall be on the Corporation.

     SECTION 3. NON-EXCLUSIVITY OF RIGHTS. The rights of indemnification and to the advancement of expenses conferred in this Article VI shall not be exclusive of any other right which any person may have or hereafter acquire under any statute, provision of the Certificate of Incorporation, bylaw, agreement, vote of stockholders or disinterested directors or otherwise.

     SECTION 4. INSURANCE. The Corporation may maintain insurance, at its expense, to protect itself and any director, officer, employee or agent of the Corporation or another corporation, partnership, joint venture, trust or other enterprise against any expense, liability or loss, whether or not the Corporation would have the power to indemnify such person against such expense, liability or loss under the Delaware General Corporation Law.

     SECTION 5. INDEMNIFICATION OF EMPLOYEES OR AGENTS OF THE CORPORATION. The Corporation may, to the extent authorized from time to time by the Board of Directors, grant rights to indemnification and to the advancement of expenses, to any employee or agent of the Corporation to the fullest extent of the provisions of this Article VI with respect to the indemnification and advancement of expenses of directors or officers of the Corporation.

     SECTION 6. INDEMNIFICATION CONTRACTS. The Board of Directors is authorized to enter into a contract with any director, officer, employee or agent of the Corporation, or any person serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, including employee benefit plans, providing for indemnification rights equivalent to or, if the Board of Directors so determines, greater than, those provided for in this Article VI.

     SECTION 7. EFFECT OF AMENDMENT. Any amendment, repeal or modification of any provision of this Article VI by the stockholders or the directors of the Corporation shall not adversely affect any right or protection of a director or officer of the Corporation existing at the time of such amendment, repeal or modification.

                                   ARTICLE VII
                               GENERAL PROVISIONS

     SECTION 1. DIVIDENDS. Subject to limitations contained in the General Corporation Law of the State of Delaware and the Certificate of Incorporation, the Board of Directors may declare and pay dividends upon the shares of capital stock of the Corporation, which dividends may be paid either in cash, securities of the Corporation or other property.

     SECTION 2. DISBURSEMENTS. All checks or demands for money and notes of the Corporation shall be signed by such officer or officers or such other person or persons as the Board of Directors may from time to time designate.

     SECTION 3. FISCAL YEAR. The fiscal year of the Corporation shall be fixed by resolution of the Board of Directors.

     SECTION 4. CORPORATE SEAL. The Corporation shall have a corporate seal in such form as shall be prescribed by the Board of Directors.

     SECTION 5. RECORD DATE. In order that the Corporation may determine the stockholders entitled to notice of or to vote at any meeting of stockholders or any adjournment thereof, or entitled to receive payment of any dividend or other distribution or allotment of any rights, or entitled to exercise any rights in respect of any change, conversion or exchange of stock, or for the purpose of any other lawful action, the Board of Directors may fix, in advance, a record date, which shall not be more than sixty (60) days nor less than ten (10) days before the date of such meeting, nor more than sixty (60) days prior to any other action. A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting; provided, however, that the Board of Directors may fix a new record date for the adjourned meeting. Stockholders on the record date are entitled to notice and to vote or to receive the dividend, distribution or allotment of rights or to exercise the rights, as the case may be, notwithstanding any transfer of any shares on the books of the Corporation after the record date, except as otherwise provided by agreement or by applicable law.

     SECTION 6. VOTING OF STOCK OWNED BY THE CORPORATION. The Chairman of the Board, the Chief Executive Officer, the President and any other officer of the Corporation authorized by the Board of Directors shall have power, on behalf of the Corporation, to attend, vote and grant proxies to be used at any meeting of stockholders of any corporation (except this Corporation) in which the Corporation may hold stock.

     SECTION 7. CONSTRUCTION AND DEFINITIONS. Unless the context requires otherwise, the general provisions, rules of construction and definitions in the General Corporation Law of the State of Delaware shall govern the construction of these Bylaws.

     SECTION 8. AMENDMENTS. Subject to the General Corporation Law of the State of Delaware, the Certificate of Incorporation and these Bylaws, the Board of Directors may by the affirmative vote of a majority of the entire Board of Directors amend or repeal these Bylaws, or adopt other Bylaws as in their judgment may be advisable for the regulation of the conduct of the affairs of the Corporation. Unless otherwise restricted by the Certificate of Incorporation, these Bylaws may be altered, amended or repealed, and new Bylaws may be adopted, at any annual meeting of the stockholders (or at any special meeting thereof duly called for that purpose) by a majority of the combined voting power of the then outstanding shares of capital stock of all classes and series of the Corporation entitled to vote generally in the election of directors, voting as a single class, provided that, in the notice of any such special meeting, notice of such purpose shall be given.

                          DENSE-PAC MICROSYSTEMS, INC.
                   PROXY SOLICITED BY THE BOARD OF DIRECTORS
                       ANNUAL MEETING OF THE SHAREHOLDERS
                                AUGUST 10, 2000

    The undersigned hereby nominates, constitutes and appoints Richard J. Dadamo, Ted Bruce and William Stowell, and each of them individually, the attorney, agent and proxy of the undersigned, with full power of substitution, to vote all stock of DENSE-PAC MICROSYSTEMS, INC. which the undersigned is entitled to represent and vote at the Annual Meeting of Shareholders of the Company to be held at 7321 Lincoln Way, Garden Grove, California on August 10, 2000 at 10:00 a.m., California time, and at any and all adjournments or postponements thereof, as fully as if the undersigned were present and voting at the Special Meeting, as follows:

    WHETHER OR NOT YOU PLAN TO ATTEND THE SPECIAL MEETING, YOU ARE URGED TO COMPLETE, SIGN, DATE AND RETURN THIS PROXY, WHICH MAY BE REVOKED AT ANY TIME
                               PRIOR TO ITS USE.

      IMPORTANT -- PLEASE SIGN AND DATE ON OTHER SIDE AND RETURN PROMPTLY

[X] Please mark your votes as indicated in this example

THE DIRECTORS RECOMMENDS A VOTE FOR PROPOSAL 1, PROPOSAL 2 AND PROPOSAL 3

1. PROPOSAL 1 ELECTION OF DIRECTORS:

   [ ] FOR all nominees listed below (except as indicated to the contrary below).

   [ ] WITHHOLD AUTHORITY to vote for all nominees listed below.

Richard J. Dadamo, Ted Bruce, Roger Claes, Samuel W. Tishler, Gordon M. Watson,
                               Richard H. Wheaton

(INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee's name in space provided below.)

--------------------------------------------------------------------------------

2. PROPOSAL 2 A CHANGE IN THE STATE OF INCORPORATION OF THE COMPANY FROM CALIFORNIA TO DELAWARE
               [ ] FOR          [ ] AGAINST          [ ] ABSTAIN

                 (Continued and to be signed on the other side)

                         (Continued from reverse side)

3. PROPOSAL 3 AMENDMENTS TO THE COMPANY'S 1996 STOCK OPTION PLAN TO INCREASE THE NUMBER SHARES OF COMMON STOCK SUBJECT TO THE PLAN FROM 3,000,000 TO 4,000,000, AMONG OTHER THINGS

               [ ] FOR          [ ] AGAINST          [ ] ABSTAIN

THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED BY THE SHAREHOLDER ON THIS PROXY. WHERE NO DIRECTION IS GIVEN, SUCH SHARES WILL BE VOTED FOR THE PROPOSALS DESCRIBED ABOVE IN THIS PROXY. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE ON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT OR POSTPONEMENT THEREOF.

                                                       Date:____________________


                                                       -------------------------
                                                             Signature(s)

                                                       Please sign your name
                                                       exactly as it appears
                                                       hereon. Executors,
                                                       administrators,
                                                       guardians, officers of
                                                       corporations, and others
                                                       signing in a fiduciary
                                                       capacity should state
                                                       their full titles as
                                                       such.